SL GREEN REALTY CORP.

THIRD QUARTER 2017 SUPPLEMENTAL DATA

September 30, 2017

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

As of September 30, 2017, the Company held interests in 118 Manhattan buildings totaling 47.8 million square feet. This included ownership interests in 27.5 million square feet of Manhattan buildings and debt and preferred equity investments secured by 20.3 million square feet of buildings. In addition, the Company held ownership interests in 27 suburban buildings totaling 4.3 million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

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SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

SLG Interest
We highlight to investors that 'SLG Share' or 'Share of JV' is computed by multiplying each financial statement line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statement
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2017 that will be released on Form 10-Q to be filed on or before November 1, 2017.

Supplemental Information	2	Third Quarter 2017

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	12

Comparative Balance Sheets	13

Comparative Statements of Operations	15

Comparative Computation of FFO and FAD	16

Consolidated Statement of Equity	17

Joint Venture Statements	18	-	20

Selected Financial Data	21	-	24

Debt Summary Schedule	25	-	27

Summary of Ground Lease Arrangements	28

Debt and Preferred Equity Investments	29	-	31

Selected Property Data
Composition of Property Portfolio	32	-	39
Largest Tenants	40
Tenant Diversification	41
Leasing Activity Summary	42	-	45
Annual Lease Expirations	46	-	48

Summary of Real Estate Acquisition/Disposition Activity	49	-	53

Corporate Information	54

Non-GAAP Disclosures and Reconciliations	55

Analyst Coverage	58

Supplemental Information	3	Third Quarter 2017

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Debt service coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Debt to Market Capitalization Ratio - Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity divided by consolidated debt.
Fixed charge - Total payments for interest, principal amortization, ground leases and preferred stock dividend.
Fixed charge coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, debt restructurings and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt Loans - Loans secured by ownership interests.

Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Percentage leased - The percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.
Preferred Equity Investments - Equity investments entitled to preferential returns that are senior to common equity.
Recurring capital expenditures - Non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”
Redevelopment costs - Non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.
Same-Store Properties (Same-Store) - Same-Store refers to properties owned in the same manner during both the current and prior year, and excludes development properties prior to being stabilized for both the current and prior year.
Second generation TIs and LCs - Tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.
SLG’s share of total debt to market capitalization - SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures. Market equity assumes conversion of all OP units into common stock.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).

Supplemental Information	4	Third Quarter 2017

THIRD QUARTER 2017 HIGHLIGHTS Unaudited

New York, NY, October 19 , 2017 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended September 30, 2017 of $38.9 million, or $0.40 per share, as compared to net income attributable to common stockholders of $34.3 million, or $0.34 per share, for the same quarter in 2016.
The Company also reported net income attributable to common stockholders for the nine months ended September 30, 2017 of $58.4 million, or $0.59 per share, as compared to net income attributable to common stockholders of $190.9 million, or $1.90 per share, for the same period in 2016. Net income attributable to common stockholders for the nine months ended September 30, 2017 includes $12.9 million, or $0.12 per share, of net gains recognized from the sale of real estate as compared to $254.3 million, or $2.43 per share, for the same period in 2016.
The Company reported funds from operations, or FFO, for the quarter ended September 30, 2017 of $152.9 million, or $1.49 per share, as compared to FFO for the same period in 2016 of $171.6 million, or $1.63 per share. FFO for the third quarter of 2016 included $41.1 million, or $0.39 per share, of additional income related to the recapitalization of a debt investment offset by $19.6 million, or $0.19 per share, of lost income and accounting write-offs related to space previously leased to Aeropostale at 1515 Broadway.
The Company also reported FFO for the nine months ended September 30, 2017 of $505.6 million, or $4.85 per share, as compared to FFO for the same period in 2016 of $719.1 million, or $6.86 per share. FFO for the first nine months of 2016 included $207.6 million, or $1.98 per share, of income related to the sale of 388-390 Greenwich Street, which was closed in the second quarter of 2016.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended September 30, 2017, the Company reported consolidated revenues and operating income of $374.6 million and $206.1 million, respectively, compared to $416.7 million and $232.8 million, respectively, for the same period in 2016.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 1.4% for the quarter ended

September 30, 2017, or 1.7% excluding lease termination income, as compared to the same period in 2016. For the quarter, consolidated property same-store cash NOI increased by 0.2% to $159.3 million, while unconsolidated joint venture property same-store cash NOI increased by 8.6% to $29.1 million in 2017 as compared to the same period in 2016.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 1.3% for the nine months ended September 30, 2017, or 1.9% excluding lease termination income, as compared to the same period in 2016. For the nine months, consolidated property same-store cash NOI increased by 0.2% to $484.0 million, inclusive of the effect of expected tenant move-outs at 485 Lexington Avenue, 1515 Broadway and 220 E 42nd Street, while unconsolidated joint venture property same-store cash NOI increased by 8.3% to $87.2 million in 2017 as compared to the same period in 2016.
In the third quarter, the Company signed 56 office leases in its Manhattan portfolio totaling 489,160 square feet. Forty-four leases comprising 314,212 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $70.97 per rentable square foot, representing a 4.0% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the third quarter was 7.0 years and average tenant concessions were 4.0 months of free rent with a tenant improvement allowance of $57.99 per rentable square foot.
During the first nine months of 2017, the Company signed 145 office leases in its Manhattan portfolio totaling 1,149,904 square feet. One hundred five leases comprising 692,257 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $71.86 per rentable square foot, representing a 11.0% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first nine months of 2017 was 8.3 years and average tenant concessions were 4.5 months of free rent with a tenant improvement allowance of $56.65 per rentable square foot.

Supplemental Information	5	Third Quarter 2017

THIRD QUARTER 2017 HIGHLIGHTS Unaudited

Occupancy in the Company's Manhattan same-store portfolio increased to 95.3% as of September 30, 2017, inclusive of 571,442 square feet of leases signed but not yet commenced, as compared to 94.9% as of June 30, 2017.
In the third quarter, the Company signed 20 office leases in its Suburban portfolio totaling 120,034 square feet. Eight leases comprising 45,241 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $34.47 per rentable square foot, representing a 3.7% decrease over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the third quarter was 6.6 years and average tenant concessions were 7.8 months of free rent with a tenant improvement allowance of $24.25 per rentable square foot.
During the first nine months of 2017, the Company signed 67 office leases in its Suburban portfolio totaling 425,872 square feet. Thirty-four leases comprising 188,712 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $33.20 per rentable square foot, representing a 2.5% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first nine months of 2017 was 6.7 years and average tenant concessions were 6.1 months of free rent with a tenant improvement allowance of $28.13 per rentable square foot.
Occupancy in the Company's Suburban same-store portfolio increased to 86.8% as of September 30, 2017, inclusive of 67,639 square feet of leases signed but not yet commenced, as compared to 85.5% as of June 30, 2017.
Significant leases that were signed in the third quarter included:

•	New lease with Yelp Inc. for 39,565 square feet at 11 Madison Avenue, for 7.7 years;

•	New lease with Phillips Nizer LLP for 38,243 square feet at 485 Lexington Avenue, for 10.7 years;

•	New lease with Deutsche Zentral-Genossenschaftsbank and DVB Bank SE for 35,382 square feet at One Vanderbilt Avenue, for 15.0 years;

•	New lease with Markel Service Incorporated for 27,508 square feet at 1185 Avenue of the Americas, for 10.4 years;

•	New lease with Cardinia Real Estate LLC for 23,800 square feet at 1055 Washington Boulevard in Stamford, Connecticut, for 11.0 years;

•	New lease with Josephson LLC for 22,742 square feet at 3 Columbus Circle, for 16.5 years;

•	Renewal with Hoplite Capital Management LLC for 17,320 square feet at 810 Seventh Avenue, for 5.1 years;

•	Renewal with Commerzbank Aktiengesellschaft NY for 15,830 square feet at 1100 King Street - 6 International Drive, Rye Brook, New York, for 5.0 years;
Marketing, general and administrative, or MG&A, expenses for the three months ended September 30, 2017 were $24.0 million, or 5.1% of total combined revenues and an annualized 51 basis points of total assets, including our share of assets from unconsolidated joint ventures.
Investment Activity
During the third quarter, the Company repurchased 1.0 million shares of common stock under the previously announced $1.0 billion share repurchase plan, at an average price of $101.67 per share. The Company has now acquired 3.4 million shares of its common stock under the plan at an average price of $102.92 per share.
In October, the Company and private investment manager, RXR Realty, closed on the acquisition of a combined 48.7% interest in Worldwide Plaza based on a gross asset valuation of $1.725 billion. The property, which encompasses an entire block between 49th and 50th streets and between 8th and 9th avenue, consists of a 49-story, 1.8 million-square-foot Class A office tower, a 252,000 retail building with a parking garage, and a large open-air plaza. The acquisition allows the Company to expand its footprint on Manhattan's West Side through investing in a Class A asset that is fully leased to institutional tenants.
In October, the Company closed on the sale of 16 Court Street, a 317,600 square-foot office property located in Brooklyn, New York, for a gross sale price of $171.0 million. The Company recognized net proceeds of $166.5 million.
In September, the Company closed on the sale of its remaining 10% interest in 102 Greene Street, a 9,200 square-foot retail property in SoHo, at a gross

Supplemental Information	6	Third Quarter 2017

THIRD QUARTER 2017 HIGHLIGHTS Unaudited

asset valuation of $43.5 million, or $4,728 per square foot. The Company recognized net proceeds of $4.3 million and a gain on sale of $0.3 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $2.15 billion at September 30, 2017, including $2.02 billion of investments at a weighted average current yield of 9.3% that are classified in the debt and preferred equity line item on the balance sheet, and investments aggregating $0.13 billion at a weighted average current yield of 8.7% that are included in other balance sheet line items for accounting purposes. The weighted average yield of 9.3% excludes our investments in 2 Herald Square, which were moved to non-accrual status in August 2017. During the third quarter, the Company originated or acquired new debt and preferred equity investments totaling $63.4 million, all of which was retained and $56.2 million of which was funded, at a weighted average current yield of 9.2%. In the third quarter, the Company recorded $51.3 million of principal reductions from investments that were repaid, sold or syndicated.
Financing Activity
In October, the Company returned to the public unsecured debt markets with an issuance of $500.0 million of 3.25% senior unsecured notes due October 2022. The Company used $350.8 million of the net proceeds from the offering to repay the outstanding 3.00% Exchangeable Senior Notes that were due in October 2017. The remaining proceeds were used for the repayment of other corporate indebtedness.
In September, the Company, along with its joint venture partner, closed on the refinancing of 650 Fifth Avenue. The new $225.0 million mortgage has a 5-year term, carries a fixed interest rate of 4.539% and replaces the previous $86.5 million of mortgage indebtedness on the property.
In August, the Company, along with its joint venture partner, closed on the refinancing of 280 Park Avenue. The new $1.2 billion loan has a 7-year term, as extended, bears interest at a floating rate of 1.73% over LIBOR and replaces the previous $900.0 million of indebtedness on the property that bore interest at a floating rate of 2.00% over LIBOR.

In October, in conjunction with our acquisition of an interest in Worldwide Plaza, together with our joint venture partners, closed on a $1.2 billion financing of the property. The new loan has a term of 10 years and carries a fixed interest rate of 3.98%.
Dividends
In the third quarter of 2017, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.775 per share of common stock, which was paid on October 16, 2017 to shareholders of record on the close of business on October 2, 2017; and

•
$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period July 15, 2017 through and including October 14, 2017, which was paid on October 16, 2017 to shareholders of record on the close of business on October 2, 2017, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Supplemental Information	7	Third Quarter 2017

THIRD QUARTER 2017 HIGHLIGHTS Unaudited

Annual Institutional Investor Conference
The Company will host its Annual Institutional Investor Conference on Monday, December 4, 2017 in New York City beginning at 9:00am EST. For more information on the Conference, please email SLG2017@slgreen.com.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 19, 2017 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 89375556.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 89375556. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	8	Third Quarter 2017

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Earnings Per Share
Net income available to common stockholders - diluted	$0.40	$0.08	$0.11	$0.44	$0.34
Funds from operations (FFO) available to common stockholders - diluted	$1.49	$1.78	$1.57	$1.43	$1.63

Common Share Price & Dividends
Closing price at the end of the period	$101.32	$105.80	$106.62	$107.55	$108.10
Closing high price during period	$107.52	$109.73	$113.75	$112.89	$119.20
Closing low price during period	$95.45	$101.03	$104.62	$94.23	$102.56
Common dividend per share	$0.775	$0.775	$0.775	$0.775	$0.720

FFO payout ratio (trailing 12 months)	49.4%	47.4%	37.2%	35.4%	34.0%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	83.0%	77.6%	63.4%	59.4%	61.9%

Common Shares & Units
Common shares outstanding	97,446	98,367	100,776	100,562	100,264
Units outstanding	4,542	4,562	4,563	4,364	4,495
Total common shares and units outstanding	101,988	102,929	105,339	104,926	104,759

Weighted average common shares and units outstanding - basic	102,326	104,462	105,250	104,794	104,730
Weighted average common shares and units outstanding - diluted	102,570	104,732	105,554	105,168	105,143

Market Capitalization
Market value of common equity	$10,333,424	$10,889,888	$11,231,244	$11,284,791	$11,324,448
Liquidation value of preferred equity/units	531,884	531,884	532,009	532,009	532,309
Consolidated debt (1)	6,476,623	6,431,753	6,389,254	6,290,019	6,237,641
Consolidated market capitalization	$17,341,931	$17,853,525	$18,152,507	$18,106,819	$18,094,398
SLG share of unconsolidated JV debt	3,191,302	2,924,816	2,775,302	2,742,857	2,694,274
Market capitalization including SLG share of unconsolidated JVs	$20,533,233	$20,778,341	$20,927,809	$20,849,676	$20,788,672

Consolidated debt to market capitalization	37.3%	36.0%	35.2%	34.7%	34.5%
Debt to market capitalization including SLG share of unconsolidated JVs	47.1%	45.0%	43.8%	43.3%	43.0%

Consolidated debt service coverage (trailing 12 months)	3.04x	3.07x	3.46x	3.39x	3.33x
Consolidated fixed charge coverage (trailing 12 months)	2.56x	2.59x	2.95x	2.91x	2.89x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.61x	2.66x	3.02x	2.97x	2.93x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.25x	2.29x	2.61x	2.58x	2.57x

(1) Includes debt associated with assets held for sale.

Supplemental Information	9	Third Quarter 2017

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Selected Balance Sheet Data
Real estate assets before depreciation (1)	$12,013,814	$12,021,243	$12,837,493	$12,743,332	$12,608,861
Investments in unconsolidated joint ventures	$2,045,796	$2,219,371	$1,861,077	$1,890,186	$1,860,912
Debt and preferred equity investments	$2,020,739	$1,986,413	$1,627,836	$1,640,412	$1,453,234
Cash and cash equivalents	$241,489	$270,965	$468,035	$279,443	$405,896
Investment in marketable securities	$28,802	$29,524	$29,260	$85,110	$60,352

Total assets	$15,109,870	$15,309,707	$15,877,271	$15,857,787	$15,790,942

Fixed rate & hedged debt	$5,154,810	$5,190,393	$5,249,091	$5,184,434	$5,226,651
Variable rate debt (2)	1,321,813	1,241,360	1,140,163	1,105,585	1,010,990
Total consolidated debt	$6,476,623	$6,431,753	$6,389,254	$6,290,019	$6,237,641
Deferred financing costs, net of amortization	(52,667)	(56,820)	(82,988)	(82,258)	(87,591)
Total consolidated debt, net	$6,423,956	$6,374,933	$6,306,266	$6,207,761	$6,150,050

Total liabilities	$7,153,035	$7,172,522	$7,380,279	$7,330,984	$7,275,544

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$6,609,447	$6,532,638	$6,589,967	$6,718,900	$6,720,214
Variable rate debt, including SLG share of unconsolidated JV debt (2)	3,058,478	2,823,931	2,574,589	2,313,976	2,211,700
Total debt, including SLG share of unconsolidated JV debt	$9,667,925	$9,356,569	$9,164,556	$9,032,876	$8,931,914

Selected Operating Data
Property operating revenues	$319,514	$322,027	$325,521	$329,370	$334,612
Property operating expenses	(148,394)	(140,105)	(143,882)	(147,355)	(151,896)
Property NOI	$171,120	$181,922	$181,639	$182,015	$182,716
SLG share of unconsolidated JV Property NOI	57,650	55,002	55,424	53,733	41,365
Property NOI, including SLG share of unconsolidated JV Property NOI	$228,770	$236,924	$237,063	$235,748	$224,081
Investment income	47,820	60,622	40,299	38,661	75,396
Other income	7,266	15,501	11,561	6,211	6,673
Marketing general & administrative expenses	(23,963)	(24,256)	(24,143)	(25,785)	(25,458)
SLG share of investment income and other income from unconsolidated JVs	4,524	5,078	5,789	6,962	5,389
Income taxes	77	2,201	559	1,707	815
Transaction costs, including SLG share of unconsolidated JVs	(186)	(102)	(187)	(1,638)	(5,612)
EBITDAre	$264,308	$295,968	$270,941	$261,866	$281,284

(1) Includes assets held for sale of $135.2 million at 9/30/2017.
(2) Does not reflect $1.2 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Third Quarter 2017

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016

Selected Operating Data
Property operating revenues	$294,126	$294,596	$292,520	$297,431	$301,165
Property operating expenses	130,395	120,518	125,387	124,022	133,725
Property NOI	$163,731	$174,078	$167,133	$173,409	$167,440

Other income - consolidated	$1,467	$608	$2,417	$851	$1,951

SLG share of property NOI from unconsolidated JVs	$57,486	$54,856	$55,171	$53,522	$44,249

Portfolio Statistics
Consolidated office buildings in service	24	24	24	24	24
Unconsolidated office buildings in service	7	7	7	7	7
	31	31	31	31	31

Consolidated office buildings in service - square footage	16,054,606	16,054,606	16,054,606	16,054,606	16,054,606
Unconsolidated office buildings in service - square footage	6,558,139	6,558,139	6,558,139	6,558,139	6,558,139
	22,612,745	22,612,745	22,612,745	22,612,745	22,612,745

Same-store office occupancy (consolidated + JVs) (2)	92.6%	92.6%	93.9%	94.6%	95.1%
Same-store office occupancy inclusive of leases signed not yet commenced	95.3%	94.9%	95.7%	96.2%	96.4%

Office Leasing Statistics
New leases commenced	30	34	26	11	29
Renewal leases commenced	17	11	15	10	13
Total office leases commenced	47	45	41	21	42

Commenced office square footage filling vacancy	118,590	118,230	114,996	17,202	109,247
Commenced office square footage on previously occupied space (M-T-M leasing) (3)	181,974	156,558	204,076	154,379	1,085,757
Total office square footage commenced	300,564	274,788	319,072	171,581	1,195,004

Average starting cash rent psf - office leases commenced	$71.73	$71.43	$78.11	$70.94	$73.22
Previously escalated cash rent psf - office leases commenced	$70.30	$66.92	$69.26	$67.47	$61.84
Increase in new cash rent over previously escalated cash rent (3)	2.0%	6.7%	12.8%	5.1%	18.4%
Average lease term	6.3	7.1	7.7	7.1	10.5
Tenant concession packages psf	$45.36	$45.12	$53.87	$48.53	$40.40
Free rent months	3.2	4.6	5.6	4.9	4.2

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) The Manhattan same-store portfolio was revised on January 1, 2017 to include 280 Park Avenue, 600 Lexington Avenue, 110 Greene Street, 30 East 40th Street, and the Stonehenge Portfolio.
(3) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	11	Third Quarter 2017

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016

Selected Operating Data
Property operating revenues	$25,102	$26,844	$28,531	$27,405	$28,942
Property operating expenses	13,194	13,890	14,636	15,199	15,211
Property NOI	$11,908	$12,954	$13,895	$12,206	$13,731

Other income - consolidated	$471	$1,300	$107	$1,047	$118

SLG share of property NOI from unconsolidated JVs	$145	$192	$207	$211	$120

Portfolio Statistics
Consolidated office buildings in service	22	24	25	25	25
Unconsolidated office buildings in service	2	2	2	2	2
	24	26	27	27	27

Consolidated office buildings in service - square footage	3,608,800	3,933,800	4,113,800	4,113,800	4,113,800
Unconsolidated office buildings in service - square footage	640,000	640,000	640,000	640,000	640,000
	4,248,800	4,573,800	4,753,800	4,753,800	4,753,800

Same-store office occupancy (consolidated + JVs)	85.4%	85.0%	83.0%	83.1%	82.3%
Same-store office occupancy inclusive of leases signed not yet commenced	86.8%	85.5%	84.2%	83.9%	84.2%

Office Leasing Statistics
New leases commenced	8	16	10	15	12
Renewal leases commenced	9	6	12	9	8
Total office leases commenced	17	22	22	24	20

Commenced office square footage filling vacancy	53,971	98,500	37,184	66,425	43,111
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	79,408	28,915	73,789	63,040	77,869
Total office square footage commenced	133,379	127,415	110,973	129,465	120,980

Average starting cash rent psf - office leases commenced	$30.75	$46.80	$30.04	$35.86	$35.40
Previously escalated cash rent psf - office leases commenced	$32.28	$39.36	$29.33	$32.29	$34.61
Increase in new cash rent over previously escalated cash rent (2)	(4.7)%	18.9%	2.4%	11.1%	2.3%
Average lease term	7.2	7.5	4.8	7.0	5.5
Tenant concession packages psf	$28.73	$35.70	$13.69	$17.92	$26.04
Free rent months	7.5	5.2	5.6	6.5	3.1

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	12	Third Quarter 2017

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Assets
Commercial real estate properties, at cost:
Land and land interests	$2,917,993	$2,936,879	$3,295,050	$3,309,710	$3,347,482
Building and improvements	7,468,436	7,476,108	7,977,713	7,948,852	7,777,647
Building leasehold and improvements	1,444,698	1,441,587	1,439,083	1,437,325	1,436,287
Properties under capital lease	47,445	47,445	47,445	47,445	47,445
	11,878,572	11,902,019	12,759,291	12,743,332	12,608,861
Less: accumulated depreciation	(2,457,071)	(2,397,299)	(2,372,082)	(2,264,694)	(2,190,142)
Net real estate	9,421,501	9,504,720	10,387,209	10,478,638	10,418,719

Other real estate investments:
Investment in unconsolidated joint ventures	2,045,796	2,219,371	1,861,077	1,890,186	1,860,912
Debt and preferred equity investments, net (1)	2,020,739	1,986,413	1,627,836	1,640,412	1,453,234

Assets held for sale, net	127,663	119,224	54,694	—	117,159
Cash and cash equivalents	241,489	270,965	468,035	279,443	405,896
Restricted cash	107,763	109,959	71,215	90,524	100,195
Investment in marketable securities	28,802	29,524	29,260	85,110	60,352
Tenant and other receivables, net of $18,365 reserve at 9/30/2017	54,663	50,946	52,197	53,772	55,976
Related party receivables	24,068	23,725	19,067	15,856	14,840
Deferred rents receivable, net of reserve for
tenant credit loss of $21,257 at 9/30/2017	393,793	385,040	453,747	442,179	430,642
Deferred costs, net	247,981	249,724	267,948	267,600	252,179
Other assets	395,612	360,096	584,986	614,067	620,838

Total Assets	$15,109,870	$15,309,707	$15,877,271	$15,857,787	$15,790,942

(1) Excludes debt and preferred equity investments totaling $130.9 million with a weighted average current yield of 8.68% that are included in other balance sheet line items.

Supplemental Information	13	Third Quarter 2017

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Liabilities
Mortgages and other loans payable	$3,845,061	$3,857,421	$4,236,545	$4,140,712	$4,024,896
Unsecured term loan	1,183,000	1,183,000	1,183,000	1,183,000	1,183,000
Unsecured notes	1,068,562	1,091,332	1,137,359	1,133,957	1,130,616
Revolving credit facility	280,000	200,000	—	—	—
Deferred financing costs	(52,667)	(56,820)	(82,988)	(82,258)	(87,591)
Total debt, net of deferred financing costs	6,323,956	6,274,933	6,473,916	6,375,411	6,250,921
Accrued interest	34,367	36,478	33,859	36,052	30,734
Other liabilities	96,818	197,261	168,533	212,493	218,404
Accounts payable and accrued expenses	144,767	134,294	169,244	190,583	178,946
Deferred revenue	252,779	229,692	235,208	217,955	237,548
Capitalized lease obligations	42,660	42,480	42,305	42,132	41,951
Deferred land lease payable	3,075	2,911	2,747	2,583	2,419
Dividends and distributions payable	85,007	86,081	87,617	87,271	81,392
Security deposits	68,465	68,286	66,807	66,504	67,709
Liabilities related to assets held for sale	1,141	106	43	—	65,520
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,153,035	7,172,522	7,380,279	7,330,984	7,275,544

Noncontrolling interest in operating partnership
(4,542 units outstanding) at 9/30/2017	470,898	487,660	491,298	473,882	490,440
Preferred units	301,885	301,885	302,010	302,010	302,310

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 98,501
issued and outstanding at 9/30/2017, including 1,055 shares held in treasury	985	995	1,019	1,017	1,013
Additional paid–in capital	5,294,500	5,391,038	5,651,089	5,624,545	5,596,026
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive income	14,185	14,354	16,511	22,137	(14,074)
Retained earnings	1,410,332	1,431,442	1,496,759	1,578,893	1,612,707
Total SL Green Realty Corp. stockholders' equity	6,817,885	6,935,712	7,263,261	7,324,475	7,293,555

Noncontrolling interest in other partnerships	366,167	411,928	440,423	426,436	429,093

Total equity	7,184,052	7,347,640	7,703,684	7,750,911	7,722,648

Total Liabilities and Equity	$15,109,870	$15,309,707	$15,877,271	$15,857,787	$15,790,942

Supplemental Information	14	Third Quarter 2017

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2017	2016	2017	2017	2016
Revenues
Rental revenue, net	$274,765	$281,482	$279,407	$835,501	$1,043,898
Escalation and reimbursement revenues	44,749	53,130	42,620	131,561	147,357
Investment income	47,820	75,396	60,622	148,741	174,347
Other income	7,266	6,673	15,501	34,328	124,137
Total Revenues, net	374,600	416,681	398,150	1,150,131	1,489,739

Equity in net income (loss) from unconsolidated joint ventures	4,078	(3,968)	3,412	14,104	11,969

Expenses
Operating expenses	75,927	79,425	70,852	221,285	234,269
Ground rent	8,307	8,338	8,308	24,923	24,953
Real estate taxes	64,160	64,133	60,945	186,173	187,931
Transaction related costs	186	2,593	46	365	5,987
Marketing, general and administrative	23,963	25,458	24,256	72,362	73,974
Total Operating Expenses	172,543	179,947	164,407	505,108	527,114

Operating Income	206,135	232,766	237,155	659,127	974,594

Interest expense, net of interest income	65,634	72,565	64,856	196,112	256,326
Amortization of deferred financing costs	4,008	4,815	3,432	12,201	20,180
Depreciation and amortization	91,728	112,665	133,054	318,916	717,015
	44,765	42,721	35,813	131,898	(18,927)
Gain (loss) on sale of marketable securities	—	—	—	3,262	(83)

Income from Continuing Operations (1)	44,765	42,721	35,813	135,160	(19,010)

Gain (loss) on sale of real estate and discontinued operations	—	397	(3,823)	(3,256)	210,750
Equity in net gain on sale of joint venture interest / real estate	1,030	225	13,089	16,166	43,588
Depreciable real estate reserves	—	—	(29,064)	(85,336)	(10,387)
Net Income	45,795	43,343	16,015	62,734	224,941

Net (income) loss attributable to noncontrolling interests	(338)	(2,499)	(1,205)	15,472	(14,416)
Dividends on preferred units	(2,850)	(2,854)	(2,851)	(8,551)	(8,382)

Net Income Attributable to SL Green Realty Corp	42,607	37,990	11,959	69,655	202,143

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(11,213)	(11,213)

Net Income Attributable to Common Stockholders	$38,869	$34,252	$8,222	$58,442	$190,930

Earnings per share - Net income per share (basic)	$0.40	$0.34	$0.08	$0.59	$1.91
Earnings per share - Net income per share (diluted)	$0.40	$0.34	$0.08	$0.59	$1.90
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	15	Third Quarter 2017

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2017	2016	2017	2017	2016
Funds from Operations
Net Income Attributable to Common Stockholders	$38,869	$34,252	$8,222	$58,442	$190,930

Depreciation and amortization	91,728	112,665	133,054	318,916	717,015
Unconsolidated JV depreciation and noncontrolling interests adjustments	23,517	23,349	25,086	72,936	42,191
Net income (loss) attributable to noncontrolling interests	338	2,499	1,205	(15,472)	14,416
(Gain) loss on sale of real estate and discontinued operations	—	(397)	3,823	3,256	(210,750)
Equity in net gain on sale of joint venture property / real estate	(1,030)	(225)	(13,089)	(16,166)	(43,588)
Depreciable real estate reserves	—	—	29,064	85,336	10,387
Non-real estate depreciation and amortization	(557)	(509)	(564)	(1,636)	(1,505)
Funds From Operations	$152,865	$171,634	$186,801	$505,612	$719,096

Funds From Operations - Basic per Share	$1.49	$1.64	$1.79	$4.86	$6.89

Funds From Operations - Diluted per Share	$1.49	$1.63	$1.78	$4.85	$6.86

Funds Available for Distribution
FFO	$152,865	$171,634	$186,801	$505,612	$719,096

Non real estate depreciation and amortization	557	509	564	1,636	1,505
Amortization of deferred financing costs	4,008	4,815	3,432	12,201	20,180
Non-cash deferred compensation	8,690	9,234	11,499	36,496	33,803
FAD adjustment for joint ventures	(8,887)	(23,557)	(10,242)	(28,577)	(35,016)
Straight-line rental income and other non cash adjustments	(15,384)	(7,393)	(16,270)	(47,593)	(142,485)
Second cycle tenant improvements	(37,512)	(32,536)	(29,964)	(80,920)	(77,336)
Second cycle leasing commissions	(4,875)	(7,697)	(6,741)	(19,449)	(24,640)
Revenue enhancing recurring CAPEX	(4,037)	(630)	(1,871)	(6,262)	(1,961)
Non-revenue enhancing recurring CAPEX	(15,048)	(12,272)	(14,802)	(35,805)	(29,644)
Reported Funds Available for Distribution	$80,377	$102,107	$122,406	$337,339	$463,502

First cycle tenant improvements	$2,716	$4,542	$4,956	$8,565	$16,955
First cycle leasing commissions	$331	$752	$198	$933	$11,013
Development costs	$3,695	$37,165	$1,844	$56,061	$101,301
Redevelopment costs	$7,763	$6,310	$3,745	$16,449	$20,521
Capitalized interest	$6,869	$6,084	$6,743	$19,892	$18,135

Supplemental Information	16	Third Quarter 2017

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2016	$221,932	$1,017	$5,624,545	$(124,049)	$1,578,893	$426,436	$22,137	$7,750,911

Net Income attributable to SL Green					69,655	(18,179)		51,476
Preferred dividends					(11,213)			(11,213)
Cash distributions declared ($2.325 per common share)					(229,672)			(229,672)
Cash distributions to noncontrolling interests						(45,089)		(45,089)
Other comprehensive income - unrealized loss on derivative instruments							(3,281)	(3,281)
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(356)	(356)
Other comprehensive income - unrealized loss on marketable securities							(4,315)	(4,315)
Proceeds from stock options exercised		1	12,289					12,290
DRSPP proceeds			185					185
Repurchases of common stock		(34)	(349,957)					(349,991)
Conversion of units of the Operating Partnership to common stock		1	15,352					15,353
Equity component of repurchased exchangeable senior notes			(27,969)					(27,969)
Contributions to consolidated joint ventures						33,202		33,202
Deconsolidation of partially owned entity						(30,203)		(30,203)
Reallocation of noncontrolling interests in the Operating Partnership					2,669			2,669
Deferred compensation plan and stock awards, net			(1,959)					(1,959)
Amortization of deferred compensation plan			22,014					22,014
Balance at September 30, 2017	$221,932	$985	$5,294,500	$(124,049)	$1,410,332	$366,167	$14,185	$7,184,052

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2016	100,562,349	4,363,716	—	104,926,065

YTD share activity	(3,116,840)	178,049	—	(2,938,791)
Share Count at September 30, 2017 - Basic	97,445,509	4,541,765	—	101,987,274

Weighting factor	1,985,246	28,678	279,129	2,293,053
Weighted Average Share Count at September 30, 2017 - Diluted	99,430,755	4,570,443	279,129	104,280,327

Supplemental Information	17	Third Quarter 2017

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	September 30, 2017		June 30, 2017		December 31, 2016

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,071,017	$1,559,972	$3,052,899	$1,542,073	$2,434,194	$1,129,515
Building and improvements	7,554,820	3,520,273	7,465,572	3,457,666	7,316,847	3,108,664
Building leasehold and improvements	72,250	36,125	65,471	32,735	53,790	26,895
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	10,887,645	5,211,149	10,773,500	5,127,253	9,994,389	4,359,853
Less: accumulated depreciation	(943,365)	(400,946)	(904,594)	(383,704)	(862,672)	(337,599)
Net real estate	9,944,280	4,810,203	9,868,906	4,743,549	9,131,717	4,022,254

Cash and cash equivalents	192,772	103,538	179,646	92,711	159,916	63,561
Restricted cash	177,824	75,848	137,295	54,448	168,539	68,228
Debt and preferred equity investments, net	201,731	184,830	201,299	184,397	336,164	229,258
Tenant and other receivables, net of $7,284 reserve at 9/30/2017, of which $3,684 is SLG share	10,548	3,619	16,192	6,115	16,881	4,520
Deferred rents receivables, net of $7,098 reserve at 9/30/2017 for tenant credit loss, of which $3,363 is SLG share	256,696	117,700	245,030	112,109	215,897	95,864
Deferred costs, net	183,098	87,573	183,139	87,379	170,243	76,145
Other assets	453,267	242,637	448,404	245,383	513,238	262,195
Total Assets	$11,420,216	$5,625,948	$11,279,911	$5,526,091	$10,712,595	$4,822,025

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $127,318 at 9/30/2017, of which $55,319 is SLG share	$7,198,609	$3,135,983	$6,689,487	$2,873,391	$6,453,966	$2,712,539
Accrued interest	16,178	7,433	15,628	6,954	12,569	6,149
Other liabilities	2,153	1,635	5,606	2,351	9,407	2,415
Accounts payable and accrued expenses	170,515	87,194	153,066	72,195	147,807	64,176
Deferred revenue	340,310	178,289	340,253	177,926	356,414	186,021
Capitalized lease obligations	188,353	94,176	187,570	93,785	186,050	93,025
Security deposits	34,062	12,054	33,792	12,104	35,667	11,693
Equity	3,470,036	2,109,184	3,854,509	2,287,385	3,510,715	1,746,007
Total Liabilities and Equity	$11,420,216	$5,625,948	$11,279,911	$5,526,091	$10,712,595	$4,822,025

Supplemental Information	18	Third Quarter 2017

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	September 30, 2017		June 30, 2017		September 30, 2016

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$186,382	$78,088	$186,710	$77,912	$162,193	$59,654
Escalation and reimbursement revenues	23,638	11,165	15,954	7,092	12,954	5,133
Investment income	3,992	3,593	5,073	3,916	7,009	4,601
Other income	2,089	931	2,851	1,162	2,066	788
Total Revenues, net	$216,101	$93,777	$210,588	$90,082	$184,222	$70,176

Loss on early extinguishment of debt	(7,638)	(3,819)	—	—	—	—

Expenses
Operating expenses	$38,055	$14,974	$39,147	$14,373	$34,726	$11,398
Ground rent	4,182	1,998	4,179	1,996	3,744	1,872
Real estate taxes	37,282	14,631	35,170	13,633	30,814	10,152
Transaction related costs, net of recoveries	—	—	57	56	5,359	3,019
Total Operating Expenses	$79,519	$31,603	$78,553	$30,058	$74,643	$26,441

Operating Income	$128,944	$58,355	$132,035	$60,024	$109,579	$43,735

Interest expense, net of interest income	$61,066	$23,893	$59,702	$22,876	$51,789	$15,069
Amortization of deferred financing costs	4,031	1,589	7,458	2,314	7,155	2,406
Depreciation and amortization	61,447	28,819	65,945	31,286	56,890	23,515
Net Income (Loss)	$2,400	$4,054	$(1,070)	$3,548	$(6,255)	$2,745

Real estate depreciation	61,715	28,874	64,918	31,083	56,830	23,514
FFO Contribution	$64,115	$32,928	$63,848	$34,631	$50,575	$26,259

FAD Adjustments:
Non real estate depreciation and amortization	$3,763	$1,534	$8,485	$2,517	$7,215	$2,407
Straight-line rental income and other non-cash adjustments	(15,025)	(7,633)	(18,337)	(10,349)	(18,671)	(9,211)
Second cycle tenant improvement	(2,037)	(1,052)	(2,869)	(1,149)	(766)	(396)
Second cycle leasing commissions	(502)	(240)	(1,631)	(561)	(28,253)	(15,801)
Recurring CAPEX	(6,023)	(1,496)	(2,577)	(700)	(1,146)	(556)
Total FAD Adjustments	$(19,824)	$(8,887)	$(16,929)	$(10,242)	$(41,621)	$(23,557)

First cycle tenant improvement	$31,207	$13,285	$13,500	$5,973	$11,422	$5,255
First cycle leasing commissions	$3,599	$1,815	$3,477	$1,457	$4,539	$2,213
Development costs	$93,737	$66,919	$117,819	$93,466	$1,630	$829
Redevelopment costs	$3,910	$3,588	$7,599	$3,954	$12,035	$6,463
Capitalized interest	$9,368	$5,660	$5,899	$3,207	$4,998	$2,732

Supplemental Information	19	Third Quarter 2017

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended		Nine Months Ended
	September 30, 2017		September 30, 2016

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$561,863	$232,283	$437,766	$166,521
Escalation and reimbursement revenues	57,439	26,738	30,363	12,512
Investment income	16,935	12,339	17,204	11,700
Other income	6,973	3,052	12,975	6,189
Total Revenues, net	$643,210	$274,412	$498,308	$196,922

Loss on early extinguishment of debt	(7,638)	(3,819)	(1,606)	(972)

Expenses
Operating expenses	$115,996	$43,589	$89,147	$29,464
Ground rent	12,612	6,027	10,670	5,335
Real estate taxes	107,391	41,329	79,356	27,435
Transaction related costs, net of recoveries	146	110	5,359	3,019
Total Operating Expenses	$236,145	$91,055	$184,532	$65,253

Operating Income	$399,427	$179,538	$312,170	$130,697

Interest expense, net of interest income	$176,096	$67,862	$147,876	$53,686
Amortization of deferred financing costs	17,994	6,524	17,667	6,083
Depreciation and amortization	198,556	91,320	132,035	53,915
Net Income	$6,781	$13,832	$14,592	$17,013

Real estate depreciation	197,545	91,129	131,854	53,911
FFO Contribution	$204,326	$104,961	$146,446	$70,924

FAD Adjustments:
Non real estate depreciation and amortization	$19,005	$6,715	$17,848	$6,087
Straight-line rental income and other non-cash adjustments	(55,029)	(29,108)	(44,652)	(20,886)
Second cycle tenant improvement	(6,151)	(2,828)	(4,407)	(2,295)
Second cycle leasing commissions	(2,404)	(955)	(29,838)	(16,487)
Recurring CAPEX	(8,940)	(2,401)	(2,735)	(1,435)
Total FAD Adjustments	$(53,519)	$(28,577)	$(63,784)	$(35,016)

First cycle tenant improvement	$57,005	$23,110	$41,617	$17,167
First cycle leasing commissions	$10,162	$4,311	$17,531	$8,566
Development costs	$215,729	$161,610	$2,967	$2,097
Redevelopment costs	$27,724	$15,986	$33,241	$15,264
Capitalized interest	$20,724	$11,833	$17,621	$9,508

Supplemental Information	20	Third Quarter 2017

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2017	2016	2017	2017	2016

Net Operating Income (1)	$174,344	$182,230	$185,974	$545,444	$742,096
SLG share of property NOI from unconsolidated JVs	58,730	44,390	56,072	171,267	119,779
NOI including SLG share of unconsolidated JVs	$233,074	$226,620	$242,046	$716,711	$861,875
Partners' share of NOI - consolidated JVs	(8,832)	(9,479)	(9,589)	(28,188)	(27,116)
NOI - SLG share	$224,242	$217,141	$232,457	$688,523	$834,759

NOI, including SLG share of unconsolidated JVs	$233,074	$226,620	$242,046	$716,711	$861,875
Free rent (net of amortization)	(4,888)	(5,410)	(6,057)	(15,336)	57,181
Net FAS 141 adjustment	(6,532)	(1,850)	(8,675)	(23,065)	(195,190)
Straight-line revenue adjustment	(10,360)	(20,134)	(14,059)	(40,319)	(42,110)
Allowance for straight-line tenant credit loss	(2,013)	8,424	(108)	(3,065)	10,390
Ground lease straight-line adjustment	941	869	959	2,891	2,598
Cash NOI, including SLG share of unconsolidated JVs	$210,222	$208,519	$214,106	$637,817	$694,744
Partners' share of cash NOI - consolidated JVs	(7,109)	(7,572)	(7,845)	(22,380)	(21,717)
Cash NOI - SLG share	$203,113	$200,947	$206,261	$615,437	$673,027

(1) Includes SL Green Management Corp. and Emerge 212.Excludes lease termination income and the activity of 885 Third Avenue, which was sold in February 2016 but did not meet the criteria for sale accounting at that time and, therefore, remained consolidated until the first quarter of 2017.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended September 30, 2017		Nine Months Ended September 30, 2017

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$189,706	$172,856	$572,430	$516,562
Suburban Operating Properties	11,644	11,012	33,959	31,830
Retail Operating Properties	10,979	10,279	33,432	29,290
Residential Operating Properties	7,395	6,956	22,483	21,158
Development/Redevelopment/Land	5,852	3,229	19,525	10,215
Total Operating and Development	225,576	204,332	681,829	609,055
Property Dispositions	(112)	(112)	5,062	4,353
Other (2)	(1,222)	(1,107)	1,632	2,029
Total	$224,242	$203,113	$688,523	$615,437

(1) Portfolio composition consistent with property tables found on pages 32-39
(2) Includes SL Green Management Corp., Emerge 212 and Belmont

Supplemental Information	21	Third Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2017	2016	%	2017	2017	2016	%
Revenues
	Rental revenue, net	$270,893	$248,754	8.9%	$271,073	$810,272	$773,273	4.8%
	Escalation & reimbursement revenues	44,401	50,166	(11.5)%	40,167	126,886	134,383	(5.6)%
	Other income	1,800	1,766	1.9%	1,785	5,011	5,401	(7.2)%
	Total Revenues	$317,094	$300,686	5.5%	$313,025	$942,169	$913,057	3.2%

Expenses
	Operating expenses	$70,460	$71,205	(1.0)%	$64,040	$203,048	$202,363	0.3%
	Ground rent	8,520	8,550	(0.4)%	8,520	25,561	25,591	(0.1)%
	Real estate taxes	63,873	60,932	4.8%	60,240	184,110	176,140	4.5%
		$142,853	$140,687	1.5%	$132,800	$412,719	$404,094	2.1%

	Operating Income	$174,241	$159,999	8.9%	$180,225	$529,450	$508,963	4.0%

	Interest expense & amortization of financing costs	$43,404	$45,871	(5.4)%	$43,550	$130,922	$136,495	(4.1)%
	Depreciation & amortization	85,895	90,551	(5.1)%	82,100	251,778	249,515	0.9%

	Income before noncontrolling interest	$44,942	$23,577	90.6%	$54,575	$146,750	$122,953	19.4%
Plus:	Real estate depreciation & amortization	85,829	90,482	(5.1)%	82,033	251,578	249,307	0.9%
	FFO Contribution	$130,771	$114,059	14.7%	$136,608	$398,328	$372,260	7.0%

Less:	Non–building revenue	990	484	104.5%	1,015	2,900	1,685	72.1%

Plus:	Interest expense & amortization of financing costs	43,404	45,871	(5.4)%	43,550	130,922	136,495	(4.1)%
	Non-real estate depreciation	66	69	(4.3)%	67	200	208	(3.8)%
	NOI	$173,251	$159,515	8.6%	$179,210	$526,550	$507,278	3.8%

Cash Adjustments
Less:	Free rent (net of amortization)	$3,262	$3,095	5.4%	$4,933	$10,583	$4,876	117.0%
	Straightline revenue adjustment	4,580	9,093	(49.6)%	5,719	17,102	26,449	(35.3)%
	Rental income - FAS 141	4,580	(2,704)	(269.4)%	4,474	13,832	4,827	186.6%
Plus:	Ground lease straight-line adjustment	524	565	(7.3)%	524	1,572	1,781	(11.7)%
	Allowance for S/L tenant credit loss	(2,013)	8,385	(124.0)%	46	(2,623)	10,293	(125.5)%
	Cash NOI	$159,340	$158,981	0.2%	$164,654	$483,982	$483,200	0.2%

Operating Margins
	NOI to real estate revenue, net	54.8%	53.1%		57.4%	56.1%	55.7%
	Cash NOI to real estate revenue, net	50.4%	53.0%		52.8%	51.5%	53.0%

	NOI before ground rent/real estate revenue, net	57.5%	56.0%		60.2%	58.8%	58.5%
	Cash NOI before ground rent/real estate revenue, net	52.9%	55.6%		55.3%	54.1%	55.6%

Supplemental Information	22	Third Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2017	2016	%	2017	2017	2016	%
Revenues
	Rental revenue, net	$44,893	$42,812	4.9%	$44,021	$133,049	$128,441	3.6%
	Escalation & reimbursement revenues	4,881	3,875	26.0%	3,848	12,848	9,922	29.5%
	Other income	142	103	37.9%	238	528	2,176	(75.7)%
	Total Revenues	$49,916	$46,790	6.7%	$48,107	$146,425	$140,539	4.2%

Expenses
	Operating expenses	$8,591	$8,123	5.8%	$7,655	$24,337	$22,954	6.0%
	Ground rent	—	—	—%	—	—	—	—%
	Real estate taxes	9,078	8,241	10.2%	8,212	25,499	23,404	9.0%
		$17,669	$16,364	8.0%	$15,867	$49,836	$46,358	7.5%

	Operating Income	$32,247	$30,426	6.0%	$32,240	$96,589	$94,181	2.6%

	Interest expense & amortization of financing costs	$14,869	$14,520	2.4%	$14,024	$41,906	$50,274	(16.6)%
	Depreciation & amortization	13,761	13,916	(1.1)%	14,499	42,858	39,895	7.4%

	Income before noncontrolling interest	$3,617	$1,990	81.8%	$3,717	$11,825	$4,012	194.7%
Plus:	Real estate depreciation & amortization	13,760	13,916	(1.1)%	14,498	42,856	39,893	7.4%
	FFO Contribution	$17,377	$15,906	9.2%	$18,215	$54,681	$43,905	24.5%

Less:	Non–building revenue	134	98	36.7%	229	504	377	33.7%

Plus:	Interest expense & amortization of financing costs	14,869	14,520	2.4%	14,024	41,906	50,274	(16.6)%
	Non-real estate depreciation	1	—	—%	1	2	2	—%
	NOI	$32,113	$30,328	5.9%	$32,011	$96,085	$93,804	2.4%

Cash Adjustments
Less:	Free rent (net of amortization)	$(91)	$1,349	(106.7)%	$(237)	$(475)	$7,537	(106.3)%
	Straightline revenue adjustment	2,705	1,714	57.8%	2,759	8,218	4,420	85.9%
	Rental income - FAS 141	357	429	(16.8)%	409	1,245	1,312	(5.1)%
Plus:	Ground lease straight-line adjustment	—	—	—%	—	—	—	—%
	Allowance for S/L tenant credit loss	—	—	—%	86	86	—	—%
	Cash NOI	$29,142	$26,836	8.6%	$29,166	$87,183	$80,535	8.3%

Operating Margins
	NOI to real estate revenue, net	64.5%	65.0%		66.9%	65.8%	66.9%
	Cash NOI to real estate revenue, net	58.5%	57.5%		60.9%	59.7%	57.5%

	NOI before ground rent/real estate revenue, net	64.5%	65.0%		66.9%	65.8%	66.9%
	Cash NOI before ground rent/real estate revenue, net	58.5%	57.5%		60.9%	59.7%	57.5%

Supplemental Information	23	Third Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2017	2016	%	2017	2017	2016	%
Revenues
	Rental revenue, net	$270,893	$248,754	8.9%	$271,073	$810,272	$773,273	4.8%
	Escalation & reimbursement revenues	44,401	50,166	(11.5)%	40,167	126,886	134,383	(5.6)%
	Other income	1,800	1,766	1.9%	1,785	5,011	5,401	(7.2)%
	Total Revenues	$317,094	$300,686	5.5%	$313,025	$942,169	$913,057	3.2%

	Equity in Net Income from Unconsolidated Joint Ventures (1)	$3,617	$1,990	81.8%	$3,717	$11,825	$4,012	194.7%
Expenses
	Operating expenses	$70,460	$71,205	(1.0)%	$64,040	$203,048	$202,363	0.3%
	Ground rent	8,520	8,550	(0.4)%	8,520	25,561	25,591	(0.1)%
	Real estate taxes	63,873	60,932	4.8%	60,240	184,110	176,140	4.5%
		$142,853	$140,687	1.5%	$132,800	$412,719	$404,094	2.1%

	Operating Income	$177,858	$161,989	9.8%	$183,942	$541,275	$512,975	5.5%

	Interest expense & amortization of financing costs	$43,404	$45,871	(5.4)%	$43,550	$130,922	$136,495	(4.1)%
	Depreciation & amortization	85,895	90,551	(5.1)%	82,100	251,778	249,515	0.9%

	Income before noncontrolling interest	$48,559	$25,567	89.9%	$58,292	$158,575	$126,965	24.9%
Plus:	Real estate depreciation & amortization	85,829	90,482	(5.1)%	82,033	251,578	249,307	0.9%
	Joint Ventures Real estate depreciation & amortization (1)	13,760	13,916	(1.1)%	14,498	42,856	$39,893	7.4%
	FFO Contribution	$148,148	$129,965	14.0%	$154,823	$453,009	$416,165	8.9%

Less:	Non–building revenue	$990	$484	104.5%	$1,015	$2,900	$1,685	72.1%
	Joint Ventures Non–building revenue (1)	134	98	36.7%	229	504	377	33.7%

Plus:	Interest expense & amortization of financing costs	43,404	45,871	(5.4)%	43,550	130,922	136,495	(4.1)%
	Joint Ventures Interest expense & amortization of financing costs (1)	14,869	14,520	2.4%	14,024	41,906	50,274	(16.6)%
	Non-real estate depreciation	66	69	(4.3)%	67	200	208	(3.8)%
	Joint Ventures Non-real estate depreciation (1)	1	—	—%	1	2	2	—%
	NOI	$205,364	$189,843	8.2%	$211,221	$622,635	$601,082	3.6%

Cash Adjustments
	Non-cash adjustments	$(13,911)	$(534)	2,505.1%	$(14,556)	$(42,568)	$(24,078)	76.8%
	Joint Venture non-cash adjustments (1)	(2,971)	(3,492)	(14.9)%	(2,845)	(8,902)	(13,269)	(32.9)%
	Cash NOI	$188,482	$185,817	1.4%	$193,820	$571,165	$563,735	1.3%

Operating Margins
	NOI to real estate revenue, net	56.1%	54.7%		58.7%	57.4%	57.2%
	Cash NOI to real estate revenue, net	51.5%	53.6%		53.9%	52.6%	53.6%

	NOI before ground rent/real estate revenue, net	58.5%	57.2%		61.1%	59.7%	59.6%
	Cash NOI before ground rent/real estate revenue, net	53.7%	55.9%		56.1%	54.8%	55.9%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	24	Third Quarter 2017

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal		2017	Initial		Principal	As-Of
	Ownership	Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	9/30/2017	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
1 Madison Avenue	100.0	$494,264	5.91%	$31,653	May-20		$404,531	—	Nov-19
762 Madison Avenue	90.0	771	5.00%	—	Feb-22		771	—	Open
100 Church Street	100.0	218,237	4.68%	3,860	Jul-22		197,784	—	Apr-22
919 Third Avenue	51.0	500,000	5.12%	—	Jun-23		500,000	—	Feb-23
420 Lexington Avenue	100.0	300,000	3.99%	—	Oct-24		272,749	—	Jul-24
1515 Broadway	100.0	876,613	3.93%	16,003	Mar-25		737,436	—	Sep-24
400 East 58th Street	90.0	40,000	3.00%	—	Nov-26		33,840	—	Aug-21
Landmark Square	100.0	100,000	4.90%	—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%	—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	36,363	3.58%	—	Feb-27		29,358	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%	—	Feb-27		250,000	—	Open
		$3,266,248	4.54%	$51,516			$2,976,469
Unsecured fixed rate debt
Convertible notes		$268,628	3.00%	$—	Oct-17		$269,000	—	Open
Unsecured loan		16,000	4.81%	—	Jun-18		16,000	—	Open
Unsecured notes		249,934	5.00%	—	Aug-18		250,000	—	Jun-18
Term loan (swapped)		500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Term loan (swapped)		300,000	2.54%	—	Jun-19	(3)	300,000	—	Open
Unsecured notes		250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes		200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes		100,000	4.27%	—	Dec-25		100,000	—	Open
Series J Preferred Units		4,000	3.75%	—	Apr-51		4,000	—	Open
		$1,888,562	3.89%	$—			$1,889,000

Total Fixed Rate Debt		$5,154,810	4.30%	$51,516			$4,865,469
Floating rate debt
Secured floating rate debt
719 Seventh Avenue (LIBOR + 305 bps)	75.0	$41,171	4.28%	$—	Feb-18		$41,171	—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	58,000	3.93%	—	May-18		58,000	—	Open
Debt & preferred equity facility (LIBOR + 313 bps)		184,642	4.36%	—	Jul-18		184,642	Jul-19	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000	2.83%	—	Oct-20		275,000	—	Open
		$558,813	3.56%	$—			$558,813
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)		$280,000	2.48%	$—	Mar-19		$280,000	Mar-20	Open
Term loan (LIBOR + 140 bps)		383,000	2.63%	—	Jun-19		383,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	2.58%	—	Jul-35		100,000	—	Open
		$763,000	2.57%	$—			$763,000

Total Floating Rate Debt		$1,321,813	2.99%	$—			$1,321,813

Total Debt - Consolidated		$6,476,623	4.04%	$51,516			$6,187,282
Deferred financing costs		(52,667)
Total Debt - Consolidated, net		$6,423,956	4.04%

Total Debt - Joint Venture, net		$3,135,983	3.63%

Total Debt including SLG share of unconsolidated JV Debt		$9,667,925	3.90%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,687,468	3.87%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps mature in December 2017.
(3) The interest rate swaps mature in July 2023.

Supplemental Information	25	Third Quarter 2017

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2017	Initial		Principal	As-Of
	Ownership	9/30/2017				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment
521 Fifth Avenue (swapped)	50.5	$170,000	$85,850	3.73%		$—	Nov-19		$85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue	50.0	225,000	112,500	4.54%		—	Oct-22		112,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	100,000	41,000	3.00%		—	Nov-26		35,889	—	Open
Stonehenge Portfolio	Various	359,095 (2)	21,607	4.17%		431	Various	(2)	19,735	—	Open

Total Fixed Rate Debt		$3,448,423	$1,454,637	3.86%	(3)	$431			$1,447,654
Floating rate debt
55 West 46th Street - Tower 46 (LIBOR + 230 bps)	25.0	$165,328	$41,332	3.53%		$—	Oct-17		$41,332	—	Open
175-225 3rd Street (Prime + 100 bps)	95.0	40,000	38,000	5.25%		—	Dec-17		38,000	—	Open
Jericho Plaza (LIBOR + 415 bps)	11.7	79,530	9,281	5.38%		—	Mar-18		9,281	Mar-19	Open
724 Fifth Avenue (LIBOR + 243 bps)	50.0	275,000	137,500	3.66%		—	Apr-18		137,500	Apr-19	Open
1552 Broadway (LIBOR + 417 bps)	50.0	185,410	92,705	5.40%		—	Apr-18		92,705	—	Open
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	2.96%		—	Sep-19		600,000	Sep-24	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	2.73%		—	Nov-19		7,500	—	Open
1745 Broadway (LIBOR + 185 bps)	56.9	345,000	196,202	3.08%		—	Jan-20		196,202	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	3.48%		—	Feb-20		93,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	2.78%		—	Aug-20		28,200	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	2.68%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	2.98%		—	Feb-21		175,859	—	Open
One Vanderbilt (LIBOR + 350 bps)	71.0	271,229	192,600	4.73%		—	Sep-21		192,600	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	2.67%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,667	538	4.06%		26	Jun-33		4	—	Open
Stonehenge Portfolio (Various)	Various	55,340	2,767	2.48%		—	Various		2,767	—	Open

Total Floating Rate Debt		$3,877,504	$1,736,665	3.44%	(3)	$26			$1,732,350

Total unconsolidated JV Debt		$7,325,927	$3,191,302	3.63%	(3)	$457			$3,180,004
	Deferred financing costs	(127,318)	(55,319)
Total unconsolidated JV Debt, net		$7,198,609	$3,135,983	3.63%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Amount is comprised of $34.0 million, $137.7 million, $172.5 million, and $14.9 million in fixed-rate mortgages that mature in November 2017, August 2019, June 2024, and February 2027, respectively.

(3) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

Covenants					Composition of Debt
SL GREEN REALTY CORP.

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$5,154,810
Total Debt / Total Assets	39.3%	Less than 60%					SLG Share of JV		1,454,637
Fixed Charge Coverage	2.41x	Greater than 1.5x					Total Fixed Rate Debt		$6,609,447	68.4%

						Floating Rate Debt
							Consolidated		$1,321,813
Unsecured Notes Covenants							SLG Share of JV		1,736,665
	Actual	Required							3,058,478
Total Debt / Total Assets	31.7%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,214,798)
Secured Debt / Total Assets	18.9%	Less than 40%				Total Floating Rate Debt			$1,843,680	19.1%
Debt Service Coverage	5.14x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	572.7%	Greater than 150%					Total Debt		$9,667,925

Supplemental Information	26	Third Quarter 2017

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal		2017	Initial		Principal	As-Of
	Ownership		Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)		9/30/2017	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
919 Third Avenue	51.0		$500,000	5.12%	$—	Jun-23		$500,000	—	Feb-23
315 West 33rd Street - The Olivia	100.0		250,000	4.17%	—	Feb-27		250,000	—	Open
			$750,000	4.80%	$—			$750,000
Unsecured fixed rate debt
Unsecured notes			$249,934	5.00%	$—	Aug-18		$250,000	—	Jun-18
Term loan (swapped)			500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Term loan (swapped)			300,000	2.54%	—	Jun-19	(3)	300,000	—	Open
Unsecured notes			250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes			200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes			100,000	4.27%	—	Dec-25		100,000	—	Open
			$1,599,934	4.03%	$—			$1,600,000

	Total Fixed Rate Debt		$2,349,934	4.28%	$—			$2,350,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 313 bps)			$184,642	4.36%	$—	Jul-18		$184,642	Jul-19	Open
			$184,642	4.36%	$—			$184,642
Unsecured floating rate debt
Revolving credit facility (LIBOR + 125 bps)			$280,000	2.48%	$—	Mar-19		$280,000	Mar-20	Open
Term loan (LIBOR + 140 bps)			383,000	2.63%	—	Jun-19		383,000	—	Open
			$663,000	2.57%	$—			$663,000

	Total Floating Rate Debt		$847,642	2.96%	$—			$847,642

	Total Debt - Consolidated		$3,197,576	3.93%	$—			$3,197,642

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps mature in December 2017.
(3) The interest rate swaps mature in July 2023.

Covenants
RECKSON OPERATING PARTNERSHIP, L.P.

Revolving Credit Facility Covenants
		Actual	Required
Total Debt / Total Assets		37.9%	Less than 60%
Fixed Charge Coverage		4.69x	Greater than 1.5x
Secured Debt / Total Assets		10.0%	Less than 40%
Unsecured Debt / Unencumbered Assets		41.4%	Less than 60%

Unsecured Notes Covenants
		Actual	Required
Total Debt / Total Assets		31.7%	Less than 60%
Secured Debt / Total Assets		18.9%	Less than 40%
Debt Service Coverage		5.14x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt		572.7%	Greater than 150%

Supplemental Information	27	Third Quarter 2017

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2017 Scheduled	2018 Scheduled	2019 Scheduled	2020 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations (1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	722	2027	(3)
711 Third Avenue	5,500	5,500	5,500	5,500	1,143	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	11,174	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	209	209	226	314	—	2111
30 East 40th Street	204	204	204	212	1,210	2114
Total	$31,049	$31,049	$31,066	$31,437	$3,075

Capitalized Leases
1080 Amsterdam Avenue	$291	$291	$315	$436	$21,767	2111
30 East 40th Street	2,096	2,096	2,096	2,183	20,893	2114
Total	$2,387	$2,387	$2,411	$2,619	$42,660

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors b-3)	$1,167	$1,183	$1,284	$1,284	$2,623	2062
650 Fifth Avenue (Floors 4-6)	—	18	1,645	1,645	1,336	2033
333 East 22nd Street	108	135	217	217	636	2115
Total	$1,275	$1,336	$3,146	$3,146	$4,595

Capitalized Leases
650 Fifth Avenue (Floors 1-3)	$6,086	$6,169	$6,695	$6,695	$94,176	2062

(1) Per the balance sheet at September 30, 2017.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	28	Third Quarter 2017

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average		Current
	Book Value (1)		Value During Quarter	Yield During Quarter (2)		Yield (3)

9/30/2016	$1,453,234		$1,383,096	9.37%		9.23%

Debt originations/accretion(4)	424,414
Preferred Equity originations/accretion(4)	30
Redemptions/Sales/Syndications/Amortization	(237,266)
12/31/2016	$1,640,412		$1,511,273	9.30%		9.31%

Debt originations/accretion(4)	403,888
Preferred Equity originations/accretion(4)	30
Redemptions/Sales/Syndications/Amortization	(416,494)
3/31/2017	$1,627,836		$1,647,359	9.35%		9.39%

Debt originations/accretion(4)	455,667
Preferred Equity originations/accretion(4)	143,323
Redemptions/Sales/Syndications/Amortization	(240,413)
6/30/2017	$1,986,413		$2,064,131	9.16%	(5)	9.28%	(5)

Debt originations/accretion(4)	84,939
Preferred Equity originations/accretion(4)	660
Redemptions/Sales/Syndications/Amortization	(51,273)
9/30/2017	$2,020,739	(6)	$2,032,166	9.40%	(5)	9.28%	(5)

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believes that the fair value of the property exceeds the carrying amount of the loans. The loans had an outstanding balance including accrued interest of $259.3 million at the time that they were put on non accrual status.

(6) Excludes debt and preferred equity investments totaling $130.9 million with a weighted average current yield of 8.68% that are included in other balance sheet line items.

Supplemental Information	29	Third Quarter 2017

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average		Current
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)		Yield (2)

Senior Mortgage Debt	$346,103	$226,778	$572,881		$—	$510	7.20%	(3)	7.17%	(3)

Junior Mortgage Participation	76,391	50,013	126,404		294,094	$2,101	10.03%	(3)	10.04%	(3)

Mezzanine Debt	787,307	390,167	1,177,474		6,900,194	$1,580	10.32%		10.19%

Preferred Equity	—	143,980	143,980		272,000	$655	6.99%		6.98%

Balance as of 9/30/17	$1,209,801	$810,938	$2,020,739	(4)	$7,466,288	$1,243	9.40%	(3)	9.28%	(3)

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believes that the fair value of the property exceeds the carrying amount of the loans. The loans had an outstanding balance including accrued interest of $259.3 million at the time that they were put on non accrual status.

(4) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $130.9 million with a weighted average current yield of 8.68% that are included in other balance sheet line items.

	Debt and Preferred Equity Maturity Profile (1)
	2017	2018	2019	2020	2021 & Thereafter
Floating Rate	68,676	502,705	500,275	122,518	15,627
Fixed Rate	—	—	26,352	202,032	332,390
Sub-total	68,676	502,705	526,627	324,550	348,017
2 Herald Square	250,164	—	—	—	—
Grand Total	318,840	502,705	526,627	324,550	348,017

(1) Excluding 2 Herald Square, the weighted average maturity of the outstanding balance is 2.29 years. Approximately 59.9% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average maturity of the fully extended outstanding balance is 3.56 years.

Supplemental Information	30	Third Quarter 2017

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)(2)	Property		Senior		Current
Investment Type	9/30/2017	Type	Location	Financing	Last $ PSF (3)	Yield (4)

Mezzanine Loan	$201,757	Office	Manhattan	$1,160,000	$1,187	9.35%

Mortgage and Mezzanine Loans	158,757	Commercial/Multi-Family Rental Land	Manhattan	—	$288	8.81%

Preferred Equity	143,980	Office	Manhattan	272,000	$655	6.98%

Mezzanine Loan	130,350	Retail/Multi-Family Rental	Manhattan	—	$882	8.86%

Mezzanine Loan	74,683	Multi-Family Rental	Manhattan	335,000	$752	8.52%

Mezzanine Loan	74,314	Office	Manhattan	229,084	$572	10.28%

Mezzanine Loan	72,597	Multi-Family Rental	Manhattan	537,748	$856	10.05%

Mezzanine Loan	71,067	Office	Manhattan	289,621	$63	12.03%

Mortgage and Jr. Mortgage Participation Loans	69,705	Office/Retail	Brooklyn	194,094	$400	9.68%

Mezzanine Loan	58,598	Office	Manhattan	171,939	$581	9.77%

Total	$1,055,808			$3,189,486		9.17%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believes that the fair value of the property exceeds the carrying amount of the loans. The loans had an outstanding balance including accrued interest of $259.3 million at the time that they were put on non accrual status.

(3) Reflects the last dollar of exposure to the Company's most junior position.
(4) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	31	Third Quarter 2017

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.9	99.6	99.6	99.4	99.5	99.5	$43,572	4.3	3.2	18
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	66.6	73.3	91.0	92.0	99.9	7,954	0.8	0.6	20
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.2	99.6	99.3	98.4	99.9	99.9	41,255	4.0	3.0	27
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.2	58.0	57.9	76.0	75.8	79.5	37,241	3.6	2.7	29
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	100.0	100.0	100.0	100.0	15,558	1.5	1.1	12
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.4	97.6	98.1	96.8	97.0	98.6	81,413	8.0	6.0	210
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.7	99.9	99.9	99.9	99.9	99.9	18,877	1.8	1.4	10
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.4	69.7	69.7	75.7	96.8	96.6	47,159	4.6	3.5	27
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.5	99.9	99.9	99.9	99.9	99.9	42,302	4.1	3.1	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	0.6	68.3	72.8	72.8	76.6	76.6	15,197	1.5	1.1	11
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.1	98.8	98.8	98.8	98.8	98.8	61,180	6.0	4.5	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	9,343	0.9	0.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	14,054	1.4	1.0	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	2.0	90.7	88.7	92.2	92.2	88.7	32,471	3.2	2.4	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.9	98.1	98.0	98.8	99.0	97.5	48,324	4.7	3.6	29
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.6	96.8	94.6	93.6	93.6	94.1	47,882	4.7	3.5	49
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.4	100.0	100.0	100.0	100.0	100.0	98,220		3.7	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.0	98.1	99.0	99.0	99.0	94.3	93,054	9.1	6.9	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.1	88.0	88.6	90.2	87.9	98.8	40,092	3.9	3.0	35
1515 Broadway	100.0	Times Square	Fee Interest	1	1,750,000	6.5	98.4	97.7	97.3	97.3	97.3	133,664	13.1	9.9	13
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.4	100.0	100.0	100.0	100.0	100.0	74,848	7.3	5.5	2
Added to Same Store in 2017
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	93.2	93.2	93.2	94.5	96.3	4,571		0.2	55
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	73.4	72.9	70.3	69.3	74.7	11,169		0.7	58
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	303,515	1.1	87.8	86.6	86.6	85.1	90.2	20,814	2.0	1.5	30

Subtotal / Weighted Average				24	16,054,606	59.8%	92.4%	92.3%	94.1%	95.4%	95.9%	$1,040,214	90.7%	72.9%	719

Total / Weighted Average Consolidated Properties				24	16,054,606	59.8%	92.4%	92.3%	94.1%	95.4%	95.9%	$1,040,214	90.7%	72.9%	719

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	2.0	91.3	91.0	90.6	96.8	96.2	$45,838		1.7	32
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.1	89.4	90.3	92.5	92.3	96.4	62,200		2.3	36
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.7	90.2	90.2	93.6	89.2	89.2	29,582		1.1	43
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.0	99.1	99.1	98.2	97.8	97.1	36,870		1.6	44
1745 Broadway	56.9	Midtown	Fee Interest	1	674,000	2.5	100.0	100.0	100.0	100.0	100.0	45,633		1.9	1
Added to Same Store in 2017
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.5	93.0	91.8	87.4	82.3	82.3	118,937		4.4	38

Subtotal / Weighted Average				6	4,244,139	15.8%	93.6%	93.4%	92.8%	91.6%	92.2%	$339,060		13.0%	194

"Non Same Store"
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.6	100.0	98.0	98.0	98.0	98.0	$158,208		7.0	9

Subtotal / Weighted Average				1	2,314,000	8.6%	100.0%	98.0%	98.0%	98.0%	98.0%	$158,208		7.0%	9

Total / Weighted Average Unconsolidated Properties				7	6,558,139	24.4%	95.9%	95.1%	94.7%	93.8%	94.3%	$497,268		20.0%	203

Manhattan Operating Properties Grand Total / Weighted Average				31	22,612,745	84.2%	93.4%	93.1%	94.3%	94.9%	95.4%	$1,537,482			922
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,260,250		92.9%
Manhattan Operating Properties Same Store Occupancy %					20,298,745	89.8%	92.6%	92.6%	93.9%	94.6%	95.1%
Manhattan Operating Properties Same Store Leased Occupancy %							95.3%	94.9%	95.7%	96.2%	96.4%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	32	Third Quarter 2017

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	74.8	74.8	74.8	74.8	74.8	$1,926	0.2	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	63.5	63.5	61.3	61.3	59.2	1,549	0.2	0.1	5
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	58.4	58.4	58.4	52.2	52.2	1,071	0.1	0.1	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	51.2	51.2	68.8	85.8	85.8	1,198	0.1	0.1	8
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	96.6	96.6	96.6	91.3	91.3	2,124	0.2	0.2	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	68.7	68.7	56.7	56.7	56.7	1,806	0.2	0.1	4
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	0.7	66.7	66.7	60.3	49.5	49.5	2,282	0.2	0.2	12
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	92.2	79.4	66.0	66.0	52.2	5,854	0.6	0.4	13
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	87.5	95.8	95.8	95.8	95.8	5,502	0.5	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.8	100.0	100.0	97.8	97.8	97.8	5,941	0.6	0.4	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.4	99.3	98.4	98.4	98.4	98.4	14,987	1.5	1.1	21
"Same Store" Westchester, New York Subtotal/Weighted Average				11	1,825,000	7.8%	84.6%	83.8%	81.2%	80.4%	78.5%	$44,240	4.3%	3.3%	95

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.2	84.9	86.5	86.0	88.7	88.8	$8,804	0.9	0.6	63
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	85.7	80.1	80.1	75.2	68.4	938	0.1	0.1	8
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	76.9	76.9	76.9	81.8	76.4	3,459	0.3	0.3	20
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	93.5	92.4	92.4	92.4	92.4	3,358	0.3	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	98.3	98.3	98.3	99.0	99.0	1,035	0.1	0.1	9
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	93.7	93.7	93.7	93.7	4,139	0.4	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	763	0.1	0.1	2
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	67.9	67.9	66.5	66.5	76.9	4,723	0.5	0.3	21
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	92.1	92.1	88.1	91.3	88.2	4,422	0.4	0.3	26
"Same Store" Connecticut Subtotal/Weighted Average				9	1,188,200	3.4%	85.5%	85.6%	84.8%	86.3%	86.7%	$31,640	3.1%	2.3%	170

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1.0	78.0	78.0	73.3	73.3	73.3	$5,081	0.5	0.4	10
"Same Store" New Jersey Subtotal/Weighted Average				1	278,000	1.0%	78.0%	78.0%	73.3%	73.3%	73.3%	$5,081	0.5%	0.4%	10

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1.2	96.1	95.2	94.9	95.2	95.9	$13,625	1.3	1.0	66
"Same Store" Brooklyn, New York Subtotal/Weighted Average				1	317,600	1.2%	96.1%	95.2%	94.9%	95.2%	95.9%	$13,625	1.3%	1.0%	66

Total / Weighted Average Consolidated Properties				22	3,608,800	13.4%	85.4%	85.0%	83.0%	83.1%	82.3%	$94,586	9.3%	7.0%	341

UNCONSOLIDATED PROPERTIES
"Non Same Store"
Jericho Plaza	11.7	Jericho, New York	Fee Interest	2	640,000	2.4	69.8	71.2	71.0	71.0	71.0	$15,810		0.1	32
"Non Same Store" Subtotal/Weighted Average				2	640,000	2.4%	69.8%	71.2%	71.0%	71.0%	71.0%	$15,810		0.1%	32

Total / Weighted Average Unconsolidated Properties				2	640,000	2.4%	69.8%	71.2%	71.0%	71.0%	71.0%	$15,810		0.1%	32

Suburban Operating Properties Grand Total / Weighted Average				24	4,248,800	15.8%	83.1%	82.9%	81.2%	81.3%	80.6%	$110,396			373
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$96,431		7.1%
Suburban Operating Properties Same Store Occupancy %					3,608,800	84.9%	85.4%	85.0%	83.0%	83.1%	82.3%
Suburban Operating Properties Same Store Leased Occupancy %							86.8%	85.5%	84.2%	83.9%	84.2%

Supplemental Information	33	Third Quarter 2017

SELECTED PROPERTY DATA Retail and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.4	100.0	100.0	100.0	100.0	100.0	$2,838	1.2	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	1.9	100.0	100.0	100.0	100.0	100.0	3,798	1.7	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,524	1.1	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	38.5	100.0	100.0	100.0	100.0	100.0	16,430	23.0	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	17.0	100.0	100.0	81.1	81.1	81.1	45,574	7.0	8
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	9.3	84.7	92.1	100.0	100.0	100.0	23,670	16.6	8
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.0	100.0	100.0	100.0	100.0	100.0	14,136	19.8	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	0.9	100.0	100.0	100.0	100.0	100.0	1,841	2.3	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.4	100.0	100.0	100.0	100.0	100.0	1,791	2.5	3
Added to Same Store in 2017
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	9.7	89.6	89.6	90.7	93.9	93.9	12,429	3.5	9
Subtotal/Weighted Average				11	639,617	91.0%	97.3%	98.1%	95.5%	95.8%	95.8%	$124,030	78.6%	48

"Non Same Store" Retail
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.7	100.0	100.0	100.0	100.0	100.0	$2,903	4.1	1
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.2	67.5	67.5	67.5	67.5	67.5	24,811	17.4	2
Subtotal/Weighted Average				3	62,936	9.0%	70.2%	70.2%	70.2%	70.2%	70.2%	$27,714	21.4%	3

Total / Weighted Average Retail Properties				14	702,553	100.0%	94.9%	95.6%	93.2%	93.5%	93.5%	$151,744	100.0%	51

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (2)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest		222,855	333	88.0	91.9	94.0	93.1	94.0	$4,181	$14,650
400 East 57th Street (1)	41.0	Upper East Side	Fee Interest	1	290,482	259	92.3	93.1	89.2	88.9	91.6	3,515	11,632
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	126	94.4	93.7	92.9	91.3	91.3	3,429	5,421
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	97	100.0	88.5	100.0	96.9	88.5	3,987	4,911
Added to Same Store in 2017
Stonehenge Portfolio	Various		Fee Interest	10	1,439,016	1,536	92.6	94.2	93.2	91.0	92.6	3,580	71,570
Subtotal/Weighted Average				13	2,174,603	2,351	92.3%	93.5%	93.2%	91.3%	92.4%	$3,664	$108,183

"Non Same Store" Residential
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	27,000	28	42.9	39.3	39.3	39.3	42.9	$1,167	$636
605 West 42nd Street - Sky	20.0	Midtown West	Fee Interest	1	927,358	1,175	75.5	81.0	76.3	65.1	55.0	4,112	43,772
Subtotal/Weighted Average				2	954,358	1,203	74.7%	80.0%	75.5%	64.5%	54.7%	$4,073	$44,407

Total / Weighted Average Residential Properties				15	3,128,961	3,554	86.4%	88.9%	87.2%	82.2%	79.7%	$3,784	$152,590

(1) Stonehenge Portfolio Property.
(2) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	34	Third Quarter 2017

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	38.1	69.0	66.8	66.1	58.3	48.1	$23,753	36.2	$369,501	32
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	2.5	17.0	26.6	26.6	26.6	77.5	231	0.6	7,702	8
5-7 Dey Street, 183 & 187 Broadway	100.0	Lower Manhattan	Fee Interest	3	82,700	8.9	—	—	41.4	49.9	54.1	—	—	99,136	—
562 Fifth Avenue (1)	100.0	Plaza District	Fee Interest	1	42,635	4.6	100.0	100.0	100.0	100.0	100.0	2,100	5.8	68,752	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	7.4	100.0	—	—	2.9	4.9	33,190	46.0	351,105	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.1	—	—	—	—	—	—	—	73,603	—
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	—	—	—	80,330	—
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	37.3	56.6	50.1	50.1	50.1	17.1	15,870	11.0	330,313	6
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	100.0	100.0	100.0	100.0	100.0	85	0.2	6,791	1
Total / Weighted Average Development / Redevelopment Properties				12	930,499	100.0%	60.0%	49.5%	52.9%	50.9%	36.5%	$75,229	100.0%	$1,387,232	49

Land
635 Madison Avenue (2)	100.0	Plaza District	Fee Interest	1	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total / Weighted Average Land				1	176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

(1) Subject to a long-term, third party net operating lease. The lease contains a property purchase option for $100.0 million with annual escalations in the purchase price starting in December 2018.
(2) Subject to a long-term, third party net operating lease.

Construction in Progress

									Future Equity				Fees Payable to the Company
					Land Contributed		Equity Contributed (1)		Contributions (2)		Financing		and JV Contingencies (1)		Total
Building	Gross	Ownership	Estimated	Percentage		Market									Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Funded	Remaining	Budget

One Vanderbilt	1,730,989	71.0	Q3 2020	15.0	$331,490	$235,946	$244,396	$30,203	$333,168	$494,797	$271,229	$1,228,771	$42,517	$97,483	$3,310,000

Total Construction In Progress					$331,490	$235,946	$244,396	$30,203	$333,168	$494,797	$271,229	$1,228,771	$42,517	$97,483	$3,310,000

(1) Includes joint venture fees paid to the Company, including development fee, direct personnel expense, leasing commissions and financing fee. Also includes up to $50.0 million of additional discretionary owner contingencies

Supplemental Information	35	Third Quarter 2017

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	1.2	17.0	26.6	26.6	26.6	77.5	$231	0.1	0.1	8
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	2,903	0.8	1.3	1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	217,519	11.2	100.0	100.0	100.0	100.0	100.0	12,944	3.7	5.6	9
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.5	—	—	—	—	—	—	—	—	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.1	100.0	100.0	100.0	100.0	100.0	14,136	4.0	6.1	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,841	0.5	0.7	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.7	100.0	100.0	100.0	100.0	100.0	1,791	0.5	0.8	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	100.0	100.0	100.0	100.0	100.0	85	—	—	1

Subtotal / Weighted Average				9	336,620	17.4%	91.2%	91.9%	91.9%	91.9%	95.4%	$33,931	9.6%	14.7%	28

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.9	100.0	100.0	100.0	100.0	100.0	$2,838	0.8	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,798	1.1	0.5	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,524	0.4	0.3	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.5	89.6	89.6	90.7	93.9	93.9	12,429	3.5	1.1	9
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.6	100.0	—	—	2.9	4.9	33,190	9.4	7.2	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.2	100.0	100.0	81.1	81.1	81.1	45,574	12.9	2.2	8
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.3	84.7	92.1	100.0	100.0	100.0	23,670	6.7	5.1	8
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.0	67.5	67.5	67.5	67.5	67.5	24,811	7.0	5.4	2

Subtotal / Weighted Average				10	417,184	21.5%	91.4%	76.0%	72.0%	73.0%	73.3%	$147,832	41.9%	22.2%	32

Total / Weighted Average Prime Retail				19	753,804	38.9%	91.3%	83.1%	80.9%	81.4%	83.2%	$181,763	51.5%	36.9%	60

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.2	100.0	100.0	100.0	100.0	100.0	$3,204	0.9	1.4	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	86.8	86.8	100.0	100.0	100.0	2,491	0.7	1.0	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.7	100.0	100.0	100.0	100.0	100.0	4,705	1.3	2.0	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.8	68.4	68.4	68.4	59.0	59.0	2,133	0.6	0.9	4
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	88.0	88.0	88.0	88.0	88.0	468	0.1	0.2	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.3	100.0	100.0	100.0	100.0	100.0	3,456	1.0	1.5	6
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717	0.5	75.4	52.6	34.1	34.1	49.2	1,634	0.5	0.3	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	566	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.3	96.5	100.0	89.1	86.0	96.8	4,160	1.2	1.8	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,154	0.6	0.9	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.2	100.0	100.0	56.5	65.5	62.1	5,444	1.5	2.4	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.1	100.0	100.0	100.0	100.0	100.0	1,923	0.5	0.8	2
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	4,264	0.2	100.0	100.0	100.0	100.0	100.0	858	0.2	0.4	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2.4	100.0	100.0	100.0	100.0	100.0	9,770	2.8	4.2	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.9	100.0	100.0	100.0	100.0	100.0	22,623	6.4	9.8	19
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.2	100.0	100.0	100.0	100.0	100.0	3,133	0.9	1.4	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.5	100.0	100.0	100.0	100.0	100.0	3,413	1.0	1.5	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.3	100.0	100.0	100.0	100.0	100.0	2,921	0.8	1.3	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.3	100.0	96.8	100.0	100.0	100.0	2,705	0.8	1.2	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	0.7	100.0	100.0	100.0	100.0	100.0	4,148	1.2	1.8	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	1.6	100.0	100.0	100.0	100.0	100.0	3,596	1.0	0.8	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	284	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.9	100.0	100.0	100.0	100.0	100.0	6,515	1.8	2.8	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	100.0	100.0	100.0	65.7	2,768	0.8	1.2	6
1515 Broadway	100.0	Times Square	Fee Interest	1	185,956	9.6	100.0	95.3	89.5	89.5	89.5	32,783	9.3	14.2	9

Subtotal / Weighted Average				25	866,028	44.7%	97.9%	96.6%	92.7%	92.6%	92.5%	$127,852	36.2%	54.2%	126

Supplemental Information	36	Third Quarter 2017

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165	3.9	100.0	100.0	100.0	100.0	100.0	$20,325	5.8	4.3	—
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340	2.0	100.0	100.0	100.0	100.0	100.0	3,469	1.0	0.8	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800	2.0	96.6	96.6	97.7	97.7	97.7	3,452	1.0	0.9	4
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.2	100.0	100.0	100.0	100.0	100.0	489	0.1	0.1	5
55 West 46th Street - Tower 46	25.0	Midtown	Leasehold Interest	1	1,191	0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2.1	100.0	100.0	100.0	100.0	100.0	3,570	1.0	0.8	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896	1.4	12.5	12.5	12.5	12.5	12.5	839	0.2	0.2	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	2.7	100.0	100.0	100.0	100.0	100.0	5,388	1.5	1.2	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0.5	100.0	100.0	100.0	100.0	100.0	1,933	0.5	0.5	2
Stonehenge Portfolio	Various		Fee Interest	4	28,941	1.5	100.0	100.0	100.0	100.0	100.0	3,579	1.0	0.1	12

Subtotal / Weighted Average				13	318,873	16.4%	91.9%	91.9%	92.1%	92.1%	92.1%	$43,254	12.3%	8.9%	41

Total / Weighted Average Other Retail				38	1,184,901	61.1%	96.3%	95.3%	92.5%	92.5%	92.4%	$171,106	48.5%	63.1%	167

Retail Grand Total / Weighted Average				57	1,938,705	100.0%	94.4%	90.6%	88.0%	88.2%	88.8%	$352,869	100.0%		227
Retail Grand Total - SLG share of Annualized Rent												$230,149		100.0%

Supplemental Information	37	Third Quarter 2017

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized Cash Rent ($'s)	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16		100%	SLG%	Tenants
Manhattan Operating Properties - Reckson Portfolio
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	215,400	1.9	66.6	73.3	91.0	92.0	99.9	$7,954	1.4	1.3	20
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	5.4	99.6	99.3	98.4	99.9	99.9	41,255	7.4	6.7	27
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.9	100.0	100.0	100.0	100.0	100.0	15,558	2.8	2.5	12
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	200,000	1.8	99.9	99.9	99.9	99.9	99.9	18,877	3.4	3.0	10
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	8.4	99.9	99.9	99.9	99.9	99.9	42,302	7.6	6.8	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	160,000	1.4	68.3	72.8	72.8	76.6	76.6	15,197	2.7	2.5	11
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	5.0	98.8	98.8	98.8	98.8	98.8	61,180	10.9	9.9	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	104,000	0.9	100.0	100.0	100.0	100.0	100.0	9,343	1.7	1.5	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	163,000	1.5	100.0	100.0	100.0	100.0	100.0	14,054	2.5	2.3	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	524,000	4.7	90.7	88.7	92.2	92.2	88.7	32,471	5.8	5.2	18
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	7.0	98.1	98.0	98.8	99.0	97.5	48,324	8.6	7.8	29
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	6.2	96.8	94.6	93.6	93.6	94.1	47,882	8.6	7.7	49
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	13.0	100.0	100.0	100.0	100.0	100.0	98,220		8.1	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	9.5	98.1	99.0	99.0	99.0	94.3	93,054	16.6	15.0	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	5.0	88.0	88.6	90.2	87.9	98.8	40,092	7.2	6.5	35
Added to Same Store in 2017
110 Greene Street	90.0	Soho	Fee Interest	223,600	2.0	73.4	72.9	70.3	69.3	74.7	11,169		1.6	58
Subtotal / Weighted Average				8,463,245	75.5%	95.7%	95.7%	96.4%	96.4%	96.6%	$596,932	87.1%	88.4%	335

Total / Weighted Average Manhattan Consolidated Properties				8,463,245	75.5%	95.7%	95.7%	96.4%	96.4%	96.6%	$596,932	87.1%		335
Total Manhattan Consolidated Properties - SLG share of Annualized Rent											$547,687		88.4%

Suburban Operating Properties
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	74.8	74.8	74.8	74.8	74.8	$1,926	0.3	0.3	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	63.5	63.5	61.3	61.3	59.2	1,549	0.3	0.2	5
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	58.4	58.4	58.4	52.2	52.2	1,071	0.2	0.2	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	51.2	51.2	68.8	85.8	85.8	1,198	0.2	0.2	8
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	96.6	96.6	96.6	91.3	91.3	2,124	0.4	0.3	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	68.7	68.7	56.7	56.7	56.7	1,806	0.3	0.3	4
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	178,000	1.6	66.7	66.7	60.3	49.5	49.5	2,282	0.4	0.4	12
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	250,000	2.2	92.2	79.4	66.0	66.0	52.2	5,854	1.0	0.9	13
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	245,000	2.2	87.5	95.8	95.8	95.8	95.8	5,502	1.0	0.9	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	228,000	2.0	100.0	100.0	97.8	97.8	97.8	5,941	1.1	1.0	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	384,000	3.4	99.3	98.4	98.4	98.4	98.4	14,987	2.7	2.4	21
Westchester, New York Subtotal / Weighted Average				1,825,000	16.3%	84.6%	83.8%	81.2%	80.4%	78.5%	$44,240	7.9%	7.1%	95

"Same Store" Connecticut
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	182,000	1.6	67.9	67.9	66.5	66.5	76.9	$4,723	0.8	0.8	21
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	143,400	1.3	92.1	92.1	88.1	91.3	88.2	4,422	0.8	0.7	26
Connecticut Subtotal/Weighted Average				325,400	2.9%	78.6%	78.6%	76.0%	77.4%	81.9%	$9,145	1.6%	1.5%	47

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2.5	78.0	78.0	73.3	73.3	73.3	$5,081	0.9	0.8	10
New Jersey Subtotal / Weighted Average				278,000	2.5%	78.0%	78.0%	73.3%	73.3%	73.3%	$5,081	0.9%	0.8%	10

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	317,600	2.8	96.1	95.2	94.9	95.2	95.9	$13,625	2.4	2.2	66
Brooklyn, New York Subtotal / Weighted Average				317,600	2.8%	96.1%	95.2%	94.9%	95.2%	95.9%	$13,625	2.4%	2.2%	66

Total / Weighted Average Suburban Consolidated Properties				2,746,000	24.5%	84.6%	83.9%	81.4%	81.1%	80.4%	$72,091	12.9%		218
Total Suburban Consolidated Properties - SLG share of Annualized Rent											$72,091		11.6%

Reckson Operating Properties Grand Total / Weighted Average				11,209,245	100.0%	93.0%	92.8%	92.7%	92.6%	92.6%	$669,023	100.0%		553
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent											$619,778		100.0%
Reckson Operating Properties Same Store Occupancy %				11,209,245	100.0%	93.0%	92.8%	92.7%	92.6%	92.6%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	38	Third Quarter 2017

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

Retail
115 Spring Street	100.0	Soho	Fee Interest	5,218	1.3	100.0	100.0	100.0	100.0	100.0	$2,903	7.7	1
131-137 Spring Street	20.0	Soho	Fee Interest	68,342	16.4	89.6	89.6	90.7	93.9	93.9	12,429	6.6	9
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	64.8	100.0	100.0	100.0	100.0	100.0	16,430	43.5	10
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	21,124	5.1	100.0	100.0	100.0	100.0	100.0	14,136	37.4	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	52,000	12.5	100.0	100.0	100.0	100.0	100.0	1,791	4.7	3
Total Retail Properties				416,816	100.0%	98.3%	98.3%	98.5%	99.0%	99.0%	$47,690	100.0%	24

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total Land Properties				176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

Residential Properties
	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Sep-17	Jun-17	Mar-17	Dec-16	Sep-16	Cash Rent ($'s)	Rent Per Unit ($'s) (1)	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	88.0	91.9	94.0	93.1	94.0	$14,650	$4,181	293
Total Residential Properties				222,855	333	88.0%	91.9%	94.0%	93.1%	94.0%	$14,650	$4,181	293

(1) Calculated based on occupied units

Supplemental Information	39	Third Quarter 2017

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total Rentable	Annualized		Rent PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent		Annualized	Cash Rent	Cash Rent ($)	Cash Rent	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue & 1055 Washington Blvd	2019, 2020 & 2037	2,415,457	$150,136	(2)	$62.16	9.1%	$119,148	8.8%	A
Viacom International, Inc.	1515 Broadway	2031	1,470,284	90,657		$61.66	5.5%	90,657	6.7%	BBB-
Penguin Random House, Inc.	1745 Broadway	2020 & 2033	644,598	45,633		$70.79	2.8%	25,952	1.9%	BBB+
Sony Corporation	11 Madison Avenue	2031	578,791	43,870		$75.80	2.7%	26,322	1.9%	BBB
Debevoise & Plimpton, LLP	919 Third Avenue	2021	577,438	46,751		$80.96	2.8%	23,843	1.8%
The City of New York	16 Court Street, 100 Church Street & 420 Lexington Avenue	2017, 2020, 2030 & 2034	555,008	20,223		$36.44	1.2%	20,223	1.5%	Aa2
Ralph Lauren Corporation	625 Madison Avenue	2019	386,785	29,996		$77.55	1.8%	29,996	2.2%	A-
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	18,146		$53.50	1.1%	18,146	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	338,527	15,280		$45.14	0.9%	15,280	1.1%	BBB
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	328,957	17,493		$53.18	1.1%	17,493	1.3%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	18,813		$71.48	1.1%	9,595	0.7%
Bloomberg LP	919 Third Avenue	2029	256,107	14,293		$55.81	0.9%	7,290	0.5%
Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	2032	231,114	14,503		$62.75	0.9%	14,503	1.1%	BBB+
HF Management Services LLC	100 Church Street	2032	230,394	8,526		$37.00	0.5%	8,526	0.6%
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2024 & 2030	230,010	9,846		$42.81	0.6%	9,846	0.7%	Aa2
BMW of Manhattan	555 West 57th Street	2022	227,782	7,136		$31.33	0.4%	7,136	0.5%	A+
WME IMG, LLC	11 Madison Avenue & 304 Park Avenue	2028 & 2030	214,707	16,836		$78.41	1.0%	13,231	1.0%
Bloomingdales, Inc.	919 Third Avenue	2024	205,821	12,087		$58.73	0.7%	6,164	0.5%	BBB-
Yelp, Inc.	11 Madison Avenue	2025	191,797	16,647		$86.79	1.0%	9,988	0.7%
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	14,957		$82.38	0.9%	14,957	1.1%	BBB-
The Travelers Indemnity Company	485 Lexington Avenue	2021	176,838	11,583		$65.50	0.7%	11,583	0.9%	AA
News America Incorporated	1185 Avenue of the Americas	2020	165,086	16,398		$99.33	1.0%	16,398	1.2%	BBB+
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	164,771	11,457		$69.53	0.7%	11,457	0.8%
Newmark & Company Real Estate Inc.	125 Park Avenue & 110 East 42nd Street	2031	162,804	9,271		$56.94	0.6%	9,271	0.7%	BBB-
Verizon	1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	2018, 2019 & 2026	162,409	4,694		$28.90	0.3%	4,694	0.3%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	15,204		$95.06	0.9%	15,204	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,394	10,348		$64.92	0.6%	5,060	0.4%	BBB
EisnerAmper, LLP	750 Third Avenue	2020	152,961	9,971		$65.19	0.6%	9,971	0.7%
National Hockey League	1185 Avenue of the Americas	2022	148,217	14,132		$95.35	0.9%	14,132	1.0%
PJT Advisors Holdings LP	280 Park Avenue	2026	141,589	13,900		$98.17	0.8%	6,950	0.5%

Total			11,461,539	$728,787	(2)	$63.59	44.1%	$593,016	43.5%

(1) Corporate or bond rating from S&P or Moody's.
(2) Reflects the net rent for the 1 Madison Avenue lease. If this lease were included on a gross basis, Credit Suisse's total PSF annualized rent would be $70.40 and total PSF annualized rent for the largest tenants would be $65.32.

Supplemental Information	40	Third Quarter 2017

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.3%	0.2%
Business Services	2.2%	2.6%
Financial Services	31.7%	27.4%
Government / Non Profit	3.1%	4.6%
Legal	6.6%	14.0%
Manufacturing	2.3%	6.6%
Medical	2.3%	2.3%
Other	6.7%	3.9%
Professional Services	6.7%	14.6%
Retail	10.9%	3.5%

TAMI
Technology	1.6%	7.7%
Advertising	4.1%	0.9%
Media	17.2%	11.7%
Information	0.3%	0.0%

Total	100.0%	100.0%

Supplemental Information	41	Third Quarter 2017

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 6/30/17			1,553,301

Space which became available during the Quarter (2):
Office
	3 Columbus Circle	1	3,057	3,057	$87.17
	30 East 40th Street	2	2,414	2,414	65.76
	100 Park Avenue	1	7,592	8,570	71.28
	110 East 42nd Street	2	14,619	15,046	53.21
	110 Greene Street	1	2,504	2,504	72.00
	280 Park Avenue	1	8,288	8,288	135.08
	420 Lexington Avenue	11	33,658	45,203	59.24
	521 Fifth Avenue	1	11,554	12,394	66.94
	600 Lexington Avenue	1	2,987	2,987	80.97
	609 Fifth Avenue	3	7,075	7,552	67.33
	711 Third Avenue	2	22,132	23,245	59.88
	750 Third Avenue	1	5,304	5,449	61.45
	800 Third Avenue	1	2,197	2,258	62.93
	810 Seventh Avenue	1	3,917	4,324	56.77
	1185 Avenue of the Americas	1	9,939	10,558	45.48
	1350 Avenue of the Americas	3	12,216	12,757	89.13
	Total/Weighted Average	33	149,453	166,606	$66.78

Retail
	420 Lexington Avenue	1	1,600	1,600	336.93
	Total/Weighted Average	1	1,600	1,600	$336.93

Storage
	110 Greene Street	1	3,102	1,975	$9.77
	Total/Weighted Average	1	3,102	1,975	$9.77

	Total Space which became available during the quarter
	Office	33	149,453	166,606	$66.78
	Retail	1	1,600	1,600	$336.93
	Storage	1	3,102	1,975	$9.77
		35	154,155	170,181	$68.66

	Total Available Space		1,707,456

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	42	Third Quarter 2017

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,707,456

Office
	3 Columbus Circle	1	5.2	4,896	4,896	$83.00	$—	$—	2.0
	11 Madison Avenue	1	7.7	44,240	39,565	85.00	—	45.00	8.0
	30 East 40th Street	2	5.0	2,414	2,414	74.09	65.76	—	0.7
	110 Greene Street	4	3.4	6,852	6,784	76.86	66.48	38.12	1.2
	125 Park Avenue	2	5.2	1,946	4,608	64.34	54.87	114.03	2.7
	280 Park Avenue	3	9.1	22,225	24,006	102.78	—	95.59	4.8
	420 Lexington Avenue	11	3.1	29,323	39,536	64.07	57.80	33.82	0.9
	521 Fifth Avenue	2	5.3	11,522	12,508	67.05	—	4.42	2.1
	600 Lexington Avenue	1	5.2	6,780	6,780	83.00	69.36	112.32	2.0
	711 Third Avenue	3	10.0	32,578	35,233	59.29	—	82.85	5.5
	750 Third Avenue	1	4.0	5,108	5,449	65.00	61.45	—	—
	800 Third Avenue	1	10.3	2,197	2,258	64.00	62.93	—	4.0
	810 Seventh Avenue	2	9.5	19,266	21,348	62.25	63.17	115.37	5.1
	1350 Avenue of the Americas	2	8.5	8,903	9,252	79.90	78.97	52.40	3.9
	Total/Weighted Average	36	7.0	198,250	214,637	$73.72	$62.63	$60.01	4.1

Retail
	750 Third Avenue	1	10.7	1,030	893	$100.00	$47.05	$125.00	6.0
	1515 Broadway	2	10.2	10,685	10,287	379.12	512.86	110.38	8.5
	Total/Weighted Average	3	10.3	11,715	11,180	$356.82	$475.65	$111.55	8.3

Storage
	220 East 42nd Street	1	15.5	544	544	$25.00	$—	$—	—
	625 Madison Avenue	1	7.5	44	44	40.91	—	—	—
	1515 Broadway	1	10.6	494	406	50.00	—	—	—
	Total/Weighted Average	3	13.1	1,082	994	$35.92	$—	$—	—

Leased Space
	Office (3)	36	7.0	198,250	214,637	$73.72	$62.63	$60.01	4.1
	Retail	3	10.3	11,715	11,180	$356.82	$475.65	$111.55	8.3
	Storage	3	13.1	1,082	994	$35.92	$—	$—	—
	Total	42	7.2	211,047	226,811	$87.51	$105.70	$62.28	4.3

Total Available Space as of 9/30/17				1,496,409

Early Renewals
Office
	110 Greene Street	1	2.0	3,756	3,756	$70.00	$56.88	$—	0.5
	420 Lexington Avenue	4	5.1	22,454	29,909	65.24	59.81	12.4	1.8
	461 Fifth Avenue	1	3.0	13,278	14,268	105.41	105.41	24.0	—
	600 Lexington Avenue	1	1.5	4,135	4,144	76.00	73.54	—	—
	800 Third Avenue	1	3.0	7,691	7,691	62.27	62.27	—	—
	810 Seventh Avenue	1	5.1	15,500	17,320	75.00	94.12	—	1.0
	1350 Avenue of the Americas	2	6.4	8,658	8,839	85.51	96.94	4.65	1.5
	Total/Weighted Average	11	4.4	75,472	85,927	$76.42	$78.87	$8.78	1.0

Retail
	485 Lexington Avenue	1	10.0	2,050	2,222	$231.77	$211.94	$—	—
	750 Third Avenue	1	10.2	1,908	1,408	175.00	146.91	50.0	2.0
	800 Third Avenue	1	5.0	3,100	2,800	271.79	278.13	—	—
		3	7.9	7,058	6,430	$236.77	$226.52	$10.95	0.4

Renewals
	Early Renewals Office	11	4.4	75,472	85,927	$76.42	$78.87	$8.78	1.0
	Early Renewals Storage	3	7.9	7,058	6,430	$236.77	$226.52	$10.95	0.4
	Total	14	4.6	82,530	92,357	$87.59	$89.15	$8.93	1.0

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $67.52/rsf for 96,047 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $71.73/rsf for 181,974 rentable SF.

Supplemental Information	43	Third Quarter 2017

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 6/30/17			926,139

Less: Sold Vacancies	680 Washington Boulevard, Stamford, Connecticut		(17,242)
	750 Washington Boulevard, Stamford, Connecticut		(44,712)

Space which became available during the Quarter (2):
Office
	100 Summit Lake Drive, Valhalla, New York	1	31,500	31,500	$27.99
	200 Summit Lake Drive, Valhalla, New York	3	22,799	22,799	25.64
	360 Hamilton Avenue, White Plains, New York	1	8,252	8,252	42.63
	1 Landmark Square, Stamford, Connecticut	2	9,419	9,419	41.98
	1055 Washington Boulevard, Stamford, Connecticut	1	2,120	2,120	40.18
	Jericho Plaza, Jericho, New York	2	11,983	11,983	37.58
	16 Court Street, Brooklyn, New York	1	550	687	42.77
	Total/Weighted Average	11	86,623	86,760	$32.02

Storage
	Jericho Plaza, Jericho, New York	1	404	404	$20.87
	Total/Weighted Average	1	404	404	$20.87

	Total Space which became available during the Quarter
	Office	11	86,623	86,760	$32.02
	Storage	1	404	404	$20.87
		12	87,027	87,164	$31.97

	Total Available Space		951,212

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	44	Third Quarter 2017

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				951,212

Office
	100 Summit Lake Drive, Valhalla, New York	3	9.6	63,500	63,500	$25.58	$28.07	$47.17	7.2
	200 Summit Lake Drive, Valhalla, New York	1	3.0	2,486	2,486	25.50	28.02	5.00	3.0
	360 Hamilton Avenue, White Plains, New York	2	4.3	11,736	10,479	39.79	42.63	3.70	1.1
	1 Landmark Square, Stamford, Connecticut	1	3.3	4,444	4,444	35.75	35.75	—	4.0
	2 Landmark Square, Stamford, Connecticut	1	3.2	2,550	2,675	34.00	—	47.00	2.0
	4 Landmark Square, Stamford, Connecticut	1	3.1	1,165	1,165	34.00	—	39.00	1.0
	1055 Washington Boulevard, Stamford, Connecticut	1	5.3	2,120	2,120	39.00	40.18	12.00	3.0
	Jericho Plaza, Jericho, New York	1	2.0	3,500	3,500	34.00	38.75	—	—
	16 Court Street, Brooklyn, New York	1	4.0	3,395	3,243	55.00	39.77	49.49	5.0
	Total/Weighted Average	12	7.7	94,896	93,612	$29.63	$32.66	$36.36	5.6

Leased Space
	Office (3)	12	7.7	94,896	93,612	$29.63	$32.66	$36.36	5.6
	Total	12	7.7	94,896	93,612	$29.63	$32.66	$36.36	5.6

Total Available Space as of 9/30/17				856,316

Early Renewals
Office
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	1	3.2	1,068	1,068	$27.50	$27.00	$—	2.0
	1100 King Street - 6 Int'l Drive, Rye Brook, New York	1	5.0	15,830	15,830	26.00	29.00	24.09	—
	360 Hamilton Avenue, White Plains, New York	1	5.3	6,708	6,708	40.00	39.53	7.00	3.0
	1 Landmark Square, Stamford, Connecticut	1	0.3	3,757	3,757	35.00	35.00	—	—
	Jericho Plaza, Jericho, New York	1	9.5	12,404	12,404	33.00	35.54	—	36.0
	Total/Weighted Average	5	5.9	39,767	39,767	$31.44	$33.33	$10.77	11.8

Storage
	1 Landmark Square, Stamford, Connecticut	1	0.3	200	200	$10.00	$10.00	$—	—
	Jericho Plaza, Jericho, New York	1	9.5	458	458	16.50	17.39	—	—
	Total/Weighted Average	2	6.7	658	658	$14.52	$15.14	$—	—

Renewals
	Early Renewals Office	5	5.9	39,767	39,767	$31.44	$33.33	$10.77	11.8
	Early Renewals Storage	2	6.7	658	658	$14.52	$15.14	$—	—
	Total	7	6.0	40,425	40,425	$31.16	$33.03	$10.59	11.6

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $30.96/rsf for 55,545 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $31.16/rsf 95,312 rentable SF.

Supplemental Information	45	Third Quarter 2017

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2017 (1)	5	3,397	0.02%	$70,451	$20.74	$23.47	1	291	—%	$6,600	$22.68	$25.00
2nd Quarter 2017 (1)	2	1,027	0.01%	70,814	68.95	69.40	1	570	0.01%	44,000	77.19	90.00
3rd Quarter 2017 (1)	2	2,414	0.02%	158,776	65.77	64.00	1	3,057	0.05%	266,496	87.18	82.00
4th Quarter 2017	18	143,930	0.93%	11,530,113	80.11	76.46	4	17,923	0.28%	1,412,968	78.84	76.97

Total 2017	27	150,768	0.97%	$11,830,154	$78.47	$75.02	7	21,841	0.34%	$1,730,064	$79.21	$77.32

2018	77	501,768	3.23%	$42,297,765	$84.30	$102.25	22	173,285	2.71%	$18,425,279	$106.33	$81.18
2019	85	1,100,593	7.08%	79,404,189	72.15	71.25	24	385,614	6.03%	32,076,503	83.18	85.17
2020	97	2,299,644	14.78%	151,875,697	66.04	71.14	23	313,412	4.90%	20,133,504	64.24	72.29
2021	97	1,780,498	11.45%	115,677,338	64.97	66.77	23	309,354	4.83%	19,701,015	63.68	70.67
2022	95	1,134,035	7.29%	78,107,721	68.88	78.86	25	238,999	3.74%	17,761,177	74.31	71.78
2023	43	820,587	5.28%	49,556,115	60.39	65.29	15	471,649	7.37%	37,790,000	80.12	75.66
2024	31	276,537	1.78%	21,659,122	78.32	81.09	14	314,727	4.92%	29,913,476	95.05	90.33
2025	35	685,344	4.41%	61,528,667	89.78	87.64	13	447,435	6.99%	37,749,310	84.37	86.36
2026	30	806,713	5.19%	58,975,871	73.11	76.79	10	319,878	5.00%	29,903,861	93.49	96.42
Thereafter	110	5,999,029	38.57%	364,625,615	60.78	67.84	31	3,402,375	53.17%	252,084,088	74.09	88.45
	727	15,555,516	100.00%	$1,035,538,254	$66.57	$71.87	207	6,398,569	100.00%	$497,268,277	$77.72	$85.15

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to September 30, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of September 30, 2017. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	46	Third Quarter 2017

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2017 (1)	13	42,394	1.45%	$1,697,351	$40.04	$35.70	2	4,060	0.93%	$116,797	$28.77	$36.00
2nd Quarter 2017 (1)	2	6,205	0.21%	254,187	40.96	49.44	—	—	—%	—	—	—
3rd Quarter 2017 (1)	2	6,855	0.24%	293,424	42.80	43.50	1	15,624	3.57%	576,383	36.89	35.51
4th Quarter 2017	6	40,328	1.38%	1,815,971	45.03	47.51	2	6,935	1.59%	206,666	29.80	31.14

Total 2017	23	95,782	3.29%	$4,060,933	$42.40	$42.12	5	26,619	6.09%	$899,846	$33.80	$34.45

2018	50	232,822	7.99%	$7,843,401	$33.69	$34.80	2	9,676	2.21%	$493,740	$51.03	$36.00
2019	52	429,721	14.74%	12,860,512	29.93	31.00	7	35,379	8.09%	1,231,174	34.80	36.00
2020	47	307,001	10.53%	10,936,148	35.62	37.38	4	45,004	10.29%	1,756,073	39.02	35.65
2021	42	389,019	13.34%	12,902,235	33.17	33.91	5	104,296	23.83%	3,993,661	38.29	36.00
2022	36	136,294	4.67%	4,992,726	36.63	39.77	1	18,012	4.12%	661,803	36.74	36.00
2023	21	187,426	6.43%	6,141,620	32.77	34.72	2	42,334	9.68%	1,462,845	34.55	36.00
2024	17	229,649	7.88%	7,748,889	33.74	42.68	2	52,707	12.05%	1,823,511	34.60	36.00
2025	13	111,047	3.81%	3,607,260	32.48	34.63	1	1,729	0.40%	59,040	34.15	36.00
2026	16	273,993	9.40%	9,757,691	35.61	34.97	4	88,854	20.30%	2,979,398	33.53	35.96
Thereafter	23	522,949	17.94%	13,734,959	26.26	27.93	1	12,862	2.94%	448,805	34.89	36.00
	340	2,915,703	100.00%	$94,586,373	$32.44	$34.26	34	437,472	100.00%	$15,809,897	$36.14	$35.86

	(1) Includes month to month holdover tenants that expired prior to September 30, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of September 30, 2017. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	47	Third Quarter 2017

ANNUAL LEASE EXPIRATIONS Retail Leases Excluding Suburban Properties Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2017 (1)	3	3,327	1.07%	$137,687	$41.38	$377.27	2	7,660	2.00%	$214,611	$28.02	$125.53
2018	6	6,549	2.11%	573,851	87.62	105.56	2	27,932	7.30%	1,977,365	70.79	75.46
2019	1	800	0.26%	23,964	29.96	31.45	2	4,935	1.29%	57,222	11.60	12.17
2020	2	6,601	2.12%	851,848	129.05	349.13	3	25,424	6.64%	5,562,274	218.78	277.01
2021	1	108,148	34.80%	7,352,138	67.98	70.00	2	16,911	4.41%	3,903,706	230.84	289.52
2022	1	1,366	0.44%	226,404	165.74	299.00	2	50,808	13.27%	22,244,350	437.81	501.10
2023	1	6,476	2.08%	715,494	110.48	125.00	3	12,331	3.22%	2,008,286	162.86	238.67
2024	5	76,039	24.47%	16,859,910	221.73	228.3	1	7,793	2.04%	4,899,372	628.69	898.00
2025	3	33,944	10.92%	892,487	26.29	24.15	3	16,143	4.22%	1,224,506	75.85	70.43
2026	—	5,218	1.68%	2,903,400	556.42	537.00	3	69,206	18.07%	25,247,240	364.81	372.53
Thereafter	4	62,281	20.04%	3,394,044	54.5	85.65	6	143,735	37.54%	80,493,067	560.01	575.05
	27	310,749	100.00%	$33,931,229	$109.19	$126.73	29	382,878	100.00%	$147,831,999	$386.11	$418.00
Vacancy (5)		25,604				205.33		38,297				139.98
		336,353				$132.71		421,175				$392.25

Other Retail
2017 (1)	—	—	—%	$—	$—	$—	2	690	0.23%	$65,000	$94.20	$104.78
2018	7	59,851	7.00%	11,691,034	195.34	346.24	4	9,426	3.20%	1,063,985	112.88	150.85
2019	5	56,212	6.58%	5,085,498	90.47	134.81	2	7,400	2.51%	1,215,947	164.32	195.41
2020	8	26,155	3.06%	5,608,627	214.44	367.53	2	32,390	11.00%	1,456,194	44.96	52.96
2021	12	24,579	2.88%	2,815,554	114.55	115.53	—	—	—%	—	—	—
2022	14	130,693	15.29%	17,147,128	131.20	180.74	6	12,603	4.28%	1,727,283	137.05	175.49
2023	5	38,875	4.55%	5,300,749	136.35	146.93	4	15,851	5.39%	2,071,037	130.66	123.70
2024	8	29,730	3.48%	6,948,741	233.73	223.48	6	17,035	5.79%	1,625,079	95.40	100.38
2025	12	36,389	4.26%	13,123,416	360.64	393.01	—	—	—%	—	—	—
2026	7	30,437	3.56%	10,158,821	333.77	324.93	3	27,877	9.47%	4,656,394	167.03	184.78
Thereafter	48	421,710	49.34%	49,972,149	118.50	127.95	12	171,063	58.13%	29,373,221	171.71	176.15
	126	854,631	100.00%	$127,851,715	$149.60	$181.22	41	294,335	100.00%	$43,254,140	$146.96	$155.68
Vacancy (5)		13,450				251.79		24,249				51.55
		868,081				$182.32		318,584				$147.75

	(1) Includes month to month holdover tenants that expired prior to September 30, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of September 30, 2017. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	48	Third Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2017	Price ($'s) (1)
1998 - 2017 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	97.6	$78,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	90.7	65,600
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	32,000
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	27,300
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	66,700
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	93,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.9	34,100
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	89.4	192,000
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	N/A	105,600
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	126,500
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	98.4	483,500
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	58.0	265,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	92,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.9	60,900
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	1,000,000
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	67,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	98.1	255,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	69.7	225,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	98.8	231,500
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	105,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	803,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	115,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	91,200
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	90.2	210,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	68.3	182,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		69.7	578,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	99.1	285,000
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	97.1	3,679,530
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	N/A	73,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	520,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	183,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	1,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	N/A	1,575,000
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.6	181,600
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Grand Central North	303,515	93.6	87.8	193,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	99.6	330,000
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	90.2	245,700
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	98.4	1,210,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	66.6	85,570
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	93.0	1,110,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	425,680
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	N/A	80,000
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	69.0	252,500
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	100.0	135,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	90,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	N/A	46,000
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	N/A	1,585,000
Jul-15	110 Greene Street - 90% JV	Fee Interest	Soho	223,600	84.0	73.4	255,000
Aug-15	30 East 40th Street - 60% JV	Leasehold Interest	Grand Central South	69,446	100.0	93.2	4,650
Aug-15	11 Madison Avenue	Fee Interest	Park Avenue South	2,314,000	71.6	100.0	2,285,000
Dec-15	600 Lexington Avenue - remaining 45%	Fee Interest	Grand Central North	303,515	95.5	87.8	284,000
				41,085,198			$21,699,130
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	49	Third Quarter 2017

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	31,500	177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	28,400	140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	60,000	177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	53,000	135
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	13,250	326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	233,900	256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	90,700	233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	14,500	208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	126,500	189
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	53,100	210
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	66,000	198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	58,500	229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	35,000	172
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	318,500	349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	70,000	167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	60,500	545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	97,500	510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	240,000	522
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	550,000	602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	61,500	407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	111,500	616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	200,000	749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	140,000	749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	335,000	659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	157,000	604
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	160,000	472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	310,000	463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	274,000	539
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	123,150	422
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	161,000	448
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	220,250	638
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	145,000	344
Sep-15	120 West 45th Street	Fee Interest	Midtown	440,000	365,000	830
Sep-15	315 West 36th Street	Fee Interest	Times Square South	148,000	115,000	777
				16,178,723	$6,959,650	$430

2016 Sales
Jun-16	388 & 390 Greenwich Street	Fee Interest	Downtown	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue (7)	Fee Interest	Park Avenue South	2,314,000	2,600,000	1,124
				4,949,000	$4,600,000	$929
(1) Company sold a 45% JV interest in the property at an implied $126.5 million gross asset valuation.
(2) Company sold a 75% JV interest in the property at an implied $318.5 million gross asset valuation.
(3) Company sold a 50% JV interest in the property at an implied $240.0 million gross asset valuation.
(4) Company sold a 85% JV interest in the property at an implied $335.0 million gross asset valuation.
(5) Company sold a 15% JV interest in the property at an implied $274.0 million gross asset valuation.
(6) Company sold a 45% JV interest in the property at an implied $1.28 billion gross asset valuation.
(7) Company sold a 40% JV interest in the property at an implied $2.6 billion gross asset valuation, inclusive of the cost associated with lease stipulated improvements to the property.

Supplemental Information	50	Third Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2017	Price ($'s) (1)
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	31,600
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	84.6	490,750
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	84.6	570,190
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	69.8	210,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	92.1	38,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	N/A	56,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	96.1	107,500
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	N/A	6,700
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	N/A	111,500
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	96.1	96,200
				6,198,100			$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	230,000	343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	20,767	143
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	481,100	343
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	13,500	104
Aug-15	The Meadows	Fee Interest	Rutherford, New Jersey	582,100	121,100	208
Dec-15	140 Grand Street	Fee Interest	White Plains, New York	130,100	22,400	172
Dec-15	150 Grand Street	Fee Interest	White Plains, New York	85,000	9,600	113
				3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	Fee Interest	White Plains, New York	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	41,000	337
				187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Fee Interest	Tarrytown, New York	180,000	$21,000	$117
Jul-17	680 Washington Avenue	Fee Interest	Stamford, Connecticut	133,000	42,011	316
Jul-17	750 Washington Avenue	Fee Interest	Stamford, Connecticut	192,000	53,745	280
				505,000	$116,756	$231

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	51	Third Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2017	Price ($'s) (1)
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	17,500
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	13,250
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	4,400
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	19,750
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	30,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	100.0	251,900
Aug-07	180 Broadway - 50% JV	Fee Interest	Lower Manhattan	24,300	85.2	N/A	13,600
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	225,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	317,000
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	78.0	29,364
Feb-08	182 Broadway - 50% JV	Fee Interest	Lower Manhattan	46,280	83.8	N/A	30,000
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	18,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	10,800
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	N/A	4,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	247,500
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	N/A	352,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	78,300
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	91.3	500,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	136,550
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	66,250
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	89.7	193,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	84.7	223,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	N/A	880,104
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	163,500	—	N/A	31,160
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	100.0	83,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	100.0	—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	75,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	18,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	89.6	122,300
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	N/A	54,900
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	100.0	—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	94.6	386,775
Nov-13	562, 570 & 574 Fifth Avenue	Fee Interest	Plaza District	66,962	74.6	N/A	146,222
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	41,149
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	52,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	282,415
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	27,400
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	145,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	N/A	32,250
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	72,500
Nov-14	55 West 46th Street - Tower 46	Fee Interest	Midtown	347,000	—	56.6	295,000
Feb-15	Stonehenge Portfolio	Fee Interest		2,589,184	96.5	92.6	40,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	6,799
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side Residential	27,000	96.4	42.9	50,074
Aug-15	187 Broadway & 5-7 Dey Street	Fee Interest	Lower Manhattan	73,600	90.5	—	63,690
				12,164,472			$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Fee Interest	Lower Manhattan	9,100	58.3	—	$28,500
Apr-16	605 West 42nd Street - Sky - 20%	Fee Interest	Midtown West	927,358	—	75.5	759,046
				936,458			$787,546
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	52	Third Quarter 2017

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

					Sales Price / Gross	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Asset Valuation ($'s)	Price ($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	85,000	417
Apr-12	379 West Broadway	Leasehold Interest	Lower Manhattan	62,006	48,500	782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	617,584	5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	143,600	670
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	66,994	222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	45,400	411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	756,000	207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	68,700	5,023
Sep-14	180-182 Broadway	Fee Interest	Lower Manhattan	156,086	222,500	1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Fee Interest	Financial East	1,090,000	470,000	431
Aug-15	131-137 Spring Street (5)	Fee Interest	Soho	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Fee Interest	Plaza District	24,327	125,400	5,155
				6,883,021	$4,078,360	$593
2016 Sales
Feb-16	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	$55,000	$826
Feb-16	885 Third Avenue	Fee Interest	Midtown / Plaza District	607,000	453,000	746
May-16	33 Beekman Street	Fee Interest	Downtown	163,500	196,000	1,199
Oct-16	400 East 57th Street (6)	Fee Interest	Upper East Side	290,482	170,000	585
				1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street (7)	Fee Interest	Soho	9,200	$43,500	$4,728
Sep-17	102 Greene Street (8)	Fee Interest	Soho	9,200	43,500	4,728
				18,400	$87,000	$4,728

(1) Company sold our remaining 10% JV interest in the property.
(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.
(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.
(4) The joint venture sold a 29% condominium interest in the property.
(5) Company sold a 80% JV interest in the property.
(6) Company sold a 49% JV interest in the property.
(7) Company sold a 90% JV interest in the property.
(8) Company sold our remaining 10% JV interest in the property.

Supplemental Information	53	Third Quarter 2017

EXECUTIVE AND SENIOR MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Executive Vice President, Property
Management and Construction
Marc Holliday
Chief Executive Officer	Neil H. Kessner
Executive Vice President, General
Andrew Mathias	Counsel - Real Property
President
David M. Schonbraun
Matthew J. DiLiberto	Co-Chief Investment Officer
Chief Financial Officer
Isaac Zion
Andrew S. Levine	Co-Chief Investment Officer
Chief Legal Officer
Maggie Hui
Steven M. Durels	Chief Accounting Officer
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	54	Third Quarter 2017

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.

Debt to Market Capitalization Ratio
Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity divided by consolidated debt.
The Company presents the ratio of debt to market capitalization as a measure of the Company’s leverage position relative to the Company’s estimated market value. The Company believes this ratio may provide investors with another measure of the Company’s current leverage position. The debt to market capitalization ratio should be used as one measure of the Company’s leverage position, and this measure is commonly used in the REIT sector; however, such measure may not be comparable to those used by other REITs that do not compute such measure in the same manner. The debt to market capitalization ratio does not represent the Company’s borrowing capacity and should not be considered an alternative measure to the Company’s current lending arrangements.

Supplemental Information	55	Third Quarter 2017

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and ground rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

Net income attributable to SL Green common stockholders	$38,869	$34,252	$58,442	$190,930
Add:
Depreciation and amortization	91,728	112,665	318,916	717,015
Joint venture depreciation and noncontrolling interest adjustments	23,517	23,349	72,936	42,191
Net income (loss) attributable to noncontrolling interests	338	2,499	(15,472)	14,416
Less:
Gain (loss) on sale of real estate and discontinued operations, net	—	397	(3,256)	210,750
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	1,030	225	16,166	43,588
Depreciable real estate reserve	—	—	(85,336)	(10,387)
Depreciation on non-rental real estate assets	557	509	1,636	1,505
FFO attributable to SL Green common stockholders and noncontrolling interests	$152,865	$171,634	$505,612	$719,096

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016

Net income	$45,795	$16,015	$924	$53,970	$43,343
Interest expense, net of interest income	65,634	64,856	65,622	64,873	72,565
Amortization of deferred financing costs	4,008	3,432	4,761	4,384	4,815
Income taxes	77	2,201	559	1,707	815
Depreciation and amortization	91,728	133,054	94,134	104,026	112,665
Gain on sale of marketable securities	—	—	(3,262)	—	—
Loss (gain) on sale of real estate and discontinued operations, net	—	3,823	(567)	(27,366)	(397)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(1,030)	(13,089)	(2,047)	(421)	1,133
Depreciable real estate reserve	—	29,064	56,272	—	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	58,096	56,612	54,545	60,693	46,345
EBITDAre	$264,308	$295,968	$270,941	$261,866	$281,284

Supplemental Information	56	Third Quarter 2017

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Operating income and Same-store NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

Net income	$45,795	$43,343	$62,734	$224,941
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(1,030)	(225)	(16,166)	(43,588)
(Gain) loss on sale of real estate, net	—	(397)	3,256	(210,750)
Depreciable real estate reserves	—	—	85,336	10,387
Loss on sale of marketable securities	—	—	(3,262)	83
Depreciation and amortization	91,728	112,665	318,916	717,015
Interest expense, net of interest income	65,634	72,565	196,112	256,326
Amortization of deferred financing costs	4,008	4,815	12,201	20,180
Operating income	206,135	232,766	659,127	974,594

Equity in net (income) loss from unconsolidated joint ventures	(4,078)	3,968	(14,104)	(11,969)
Marketing, general and administrative expense	23,963	25,458	72,362	73,974
Transaction related costs, net	186	2,593	365	5,987
Investment income	(47,820)	(75,396)	(148,741)	(174,347)
Non-building revenue	(2,704)	(2,566)	(19,259)	(5,998)
Net operating income (NOI)	175,682	186,823	549,750	862,241

Equity in net income (loss) from unconsolidated joint ventures	4,078	(3,968)	14,104	11,969
SLG share of unconsolidated JV depreciation and amortization	28,819	23,515	91,320	53,915
SLG share of unconsolidated JV interest expense, net of interest income	23,893	15,069	67,862	53,686
SLG share of unconsolidated JV amortization of deferred financing costs	1,589	2,406	6,524	6,083
SLG share of unconsolidated JV loss on early extinguishment of debt	3,819	—	3,819	972
SLG share of unconsolidated JV transaction related costs	—	3,019	110	3,019
SLG share of unconsolidated JV investment income	(3,593)	(4,601)	(12,339)	(11,700)
SLG share of unconsolidated JV non-building revenue	(906)	(714)	(2,984)	(1,408)
NOI including SLG share of unconsolidated JVs	233,381	221,549	718,166	978,777

NOI from other properties/affiliates	(28,017)	(31,706)	(95,531)	(377,695)
Same-Store NOI	205,364	189,843	622,635	601,082

Ground lease straight-line adjustment	524	565	1,572	1,781

Straight-line and free rent	(9,855)	(3,803)	(30,308)	(21,032)
Rental income - FAS 141	(4,580)	2,704	(13,832)	(4,827)
Joint Venture straight-line and free rent	(2,614)	(3,063)	(7,657)	(11,957)
Joint Venture rental income - FAS 141	(357)	(429)	(1,245)	(1,312)
Same-store cash NOI	$188,482	$185,817	$571,165	$563,735

Supplemental Information	57	Third Quarter 2017

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Nicholas Yulico	(212) 713-3402	nick.yulico@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	58	Third Quarter 2017